Exhibit 4.1



                           FPL RECOVERY FUNDING LLC,
                                   as Issuer,


                                      and


                             THE BANK OF NEW YORK,
                     as Trustee and Securities Intermediary



                             ---------------------


                               FORM OF INDENTURE



                            Dated as of ______, 2007


                             ---------------------



                    Securing Senior Secured Bonds, Series A

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01  Definitions....................................................2
Section 1.02  Incorporation by Reference of the Trust Indenture Act..........2
Section 1.03  Rules of Construction..........................................3

                                   ARTICLE II

                                   THE BONDS

Section 2.01  Form...........................................................3
Section 2.02  Execution, Authentication and Delivery.........................4
Section 2.03 Amount Issuable; Designation; Denominations; Initial Principal Amount; Interest; Scheduled Final Payment Date; Final Maturity
              Date; Payment of Principal and Interest........................5
Section 2.04  Temporary Bonds................................................7
Section 2.05  Registration; Registration of Transfer and Exchange............7
Section 2.06  Mutilated, Destroyed, Lost or Stolen Bonds.....................9
Section 2.07  Persons Deemed Owner..........................................10
Section 2.08  [RESERVED]....................................................10
Section 2.09  Cancellation..................................................10
Section 2.10  Conditions to the Authentication and Delivery of Bonds........10
Section 2.11  Book-Entry Bonds..............................................12
Section 2.12  Notices to Clearing Agency....................................13
Section 2.13  Definitive Bonds..............................................13
Section 2.14  Tax Treatment.................................................13
Section 2.15  Authenticating Agents.........................................13

                                  ARTICLE III

                                   COVENANTS

Section 3.01  Payment of Principal and Interest.............................14
Section 3.02  Maintenance of Office or Agency...............................14
Section 3.03  Money for Payments to Be Held in Trust........................15
Section 3.04  Existence.....................................................16
Section 3.05  Protection of Collateral......................................16
Section 3.06  Opinions as to Collateral.....................................17
Section 3.07  Performance of Obligations; SEC Filings.......................17
Section 3.08  Negative Covenants............................................19
Section 3.09  Annual Statement as to Compliance.............................19


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

Section 3.10  Issuer May Consolidate, etc., Only on Certain Terms...........20
Section 3.11  Successor or Transferee.......................................22
Section 3.12  No Other Business.............................................22
Section 3.13  No Borrowing..................................................22
Section 3.14  Guarantees, Loans, Advances and Other Liabilities.............22
Section 3.15  Capital Expenditures..........................................22
Section 3.16  Restricted Payments...........................................22
Section 3.17  Notice of Events of Default...................................23
Section 3.18  Inspection....................................................23
Section 3.19  Sale Agreement, Administration Agreement and Servicing
              Agreement ....................................................23
Section 3.20  Removal of Administrator......................................25
Section 3.21  Further Instruments and Acts..................................25
Section 3.22  Compliance with Laws..........................................25

                                   ARTICLE IV

                     SATISFACTION AND DISCHARGE; DEFEASANCE

Section 4.01  Satisfaction and Discharge of Indenture; Defeasance...........26
Section 4.02  Conditions to Defeasance......................................27
Section 4.03  Application of Trust Money....................................28
Section 4.04  Repayment of Money Held by Paying Agent.......................28

                                   ARTICLE V

                          EVENTS OF DEFAULT; REMEDIES

Section 5.01  Events of Default.............................................28
Section 5.02  Acceleration of Maturity; Rescission and Annulment............29
Section 5.03  Collection of Indebtedness and Suits for Enforcement by
              Trustee ......................................................30
Section 5.04  Remedies......................................................32
Section 5.05  Optional Preservation of the Collateral.......................33
Section 5.06  Limitation of Proceedings.....................................34
Section 5.07  Unconditional Rights of Bondholders To Receive Principal
              and Interest .................................................34
Section 5.08  Restoration of Rights and Remedies............................35
Section 5.09  Rights and Remedies Cumulative................................35
Section 5.10  Delay or Omission Not a Waiver................................35
Section 5.11  Control by Bondholders........................................35
Section 5.12  Waiver of Past Defaults.......................................36
Section 5.13  Undertaking for Costs.........................................36
Section 5.14  Waiver of Stay or Extension Laws..............................36
Section 5.15  Action on Bonds...............................................36

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                                   ARTICLE VI

                                  THE TRUSTEE

Section 6.01  Duties and Liabilities of Trustee.............................36
Section 6.02  Rights of Trustee.............................................38
Section 6.03  Individual Rights of Fiduciaries..............................38
Section 6.04  Trustee's Disclaimer..........................................38
Section 6.05  Notice of Defaults............................................39
Section 6.06  Reports by Trustee to Holders.................................39
Section 6.07  Compensation and Indemnity....................................40
Section 6.08  Replacement of Trustee and Securities Intermediary............41
Section 6.09  Successor Trustee by Merger...................................42
Section 6.10  Appointment of Co-Trustee or Separate Trustee.................42
Section 6.11  Eligibility; Disqualification.................................43
Section 6.12  Preferential Collection of Claims Against Issuer..............43
Section 6.13  Representations and Warranties of the Trustee.................43
Section 6.14  Rights of the Fiduciaries.....................................44
Section 6.15  Custody of Collateral.........................................44

                                  ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

Section 7.01  Issuer to Furnish Trustee Names and Addresses of Bondholders..46
Section 7.02  Preservation of Information; Communications to Bondholders....47
Section 7.03  Reports by Issuer.............................................47
Section 7.04  Reports by Trustee............................................47
Section 7.05  Provision of Servicer Reports.................................48

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01  Collection of Money...........................................48
Section 8.02  Collection Account............................................48
Section 8.03  Release of Collateral.........................................51
Section 8.04  Opinion of Counsel............................................52
Section 8.05  Reports by Independent Accountants............................52

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

Section 9.01  Supplemental Indentures Without Consent of Bondholders........52
Section 9.02  Supplemental Indentures With Consent of Bondholders...........53
Section 9.03  Commission Condition..........................................55


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

Section 9.04  Execution of Supplemental Indentures..........................56
Section 9.05  Effect of Supplemental Indenture..............................56
Section 9.06  Conformity with Trust Indenture Act...........................57
Section 9.07  Reference in Bonds to Supplemental Indentures.................57

                                   ARTICLE X

                              REDEMPTION OF BONDS

Section 10.01 Optional Redemption by Issuer.................................57

                                   ARTICLE XI

                                 MISCELLANEOUS

Section 11.01 Compliance Certificates and Opinions..........................57
Section 11.02 Form of Documents Delivered to Trustee........................58
Section 11.03 Acts of Bondholders...........................................58
Section 11.04 Notices, etc., to Trustee, Issuer, Rating Agencies [and
              Irish Stock Exchange].........................................59
Section 11.05 Notices to Bondholders; Waiver................................60
Section 11.06 Issuer Obligation.............................................60
Section 11.07 Alternative Payment and Notice Provisions.....................61
Section 11.08 Conflict with Trust Indenture Act.............................61
Section 11.09 No Petition...................................................61
Section 11.10 Successors and Assigns........................................61
Section 11.11 Severability..................................................62
Section 11.12 Benefits of Indenture.........................................62
Section 11.13 Governing Law.................................................62
Section 11.14 Legal Holidays................................................62
Section 11.15 Additional Information........................................62
Section 11.16 Counterparts..................................................62
Section 11.17 No Recourse to Issuer.........................................62

Exhibit A      FORM OF BOND................................................A-1
Exhibit B      SERVICING CRITERIA TO BE ADDRESSED BY TRUSTEE IN
               ASSESSMENT OF COMPLIANCE....................................B-1

Schedule A     EXPECTED SINKING FUND SCHEDULE..............................S-1

APPENDIX A     MASTER DEFINITIONS.................................Appendix A-1


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                                   Tie Sheet
                                   ---------

Reconciliation and Tie between Trust Indenture Act of 1939 and this Indenture*

TIA Section                              Indenture Section(s)
-----------                              --------------------

Section 310    (a)(1).................   6.11
               (a)(2).................   6.11
               (a)(3).................   6.10(b)(i)
               (a)(4).................   Not Applicable
               (b)....................   6.11
Section 311    (a)....................   6.12
               (b)....................   6.12
               (c)....................   Not Applicable
Section 312    (a)....................   7.01, 7.02
               (b)....................   7.02(b)
               (c)....................   7.02(c)
Section 313    (a)....................   7.04(a)
               (b)....................   7.04(a)
               (c)....................   7.04(a)
               (d)....................   7.04(b)
Section 314    (a)....................   7.03(a), 3.09
               (b)....................   3.06
               (c)....................   2.10 and 11.01
               (d)(1).................   8.03
               (d)(2).................   Not Applicable
               (d)(3).................   Not Applicable
               (e)....................   11.01
Section 315    (a)....................   6.01(b)
               (b)....................   6.05
               (c)....................   6.01(a)
               (d)(1).................   6.01(c)
               (e).....................  5.13
Section 316    (a)(1)(A)..............   5.11
               (a)(1)(B)..............   5.12
               (b)....................   5.07
Section 317    (a)....................   5.03
               (b)....................   3.03
Section 318    (a)....................   11.08
               (c)....................   11.08

* This Tie Sheet shall not, for any purpose, be deemed to be part of this Indenture.

            This INDENTURE, dated as of ______, 2007, is between FPL RECOVERY FUNDING LLC, a Delaware limited liability company, as Issuer, and THE BANK OF NEW YORK, a New York banking corporation, in its capacity as trustee for the benefit of the Storm-Recovery Bondholders and as agent for itself (collectively, the "Trustee") and in its separate capacity as a securities intermediary (the "Securities Intermediary").

            The Issuer has duly authorized the execution and delivery of this Indenture and the creation and issuance of Bonds issuable hereunder to be of substantially the tenor set forth herein.

            The Bonds shall be non-recourse obligations and shall be secured by and payable solely out of the proceeds of the Series A Storm-Recovery Property and the other Collateral.

            All things necessary to (a) make the Bonds, when executed by the Issuer and authenticated and delivered by the Trustee hereunder and issued by the Issuer according to the terms hereof, valid obligations, and (b) make this Indenture a valid agreement of the Issuer, in each case, in accordance with their respective terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            That the Issuer, in consideration of the purchase of the Bonds by the Holders of the Bonds for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has hereby executed and delivered this Indenture, and

                                GRANTING CLAUSE

            The Issuer hereby Grants to the Trustee, as trustee for the benefit of (i) the Holders of the Bonds from time to time issued and Outstanding and
(ii) the Trustee, a security interest in all of the Issuer's right, title and interest whether now owned or hereafter acquired, in, to and under: (a) all Series A Storm-Recovery Property transferred by the Seller to the Issuer pursuant to the Sale Agreement and all proceeds thereof; (b) the Sale Agreement; (c) the Bill of Sale; (d) the Servicing Agreement to the extent it relates to the Series A Storm-Recovery Property; (e) the Administration Agreement; (f) the Collection Account and all Subaccounts thereof (including the General Subaccount, the Capital Subaccount, the Excess Funds Subaccount and any Defeasance Subaccount) and all cash, securities, instruments, investment property or other assets deposited in or credited to the Collection Account or any Subaccount thereof from time to time or purchased with funds therefrom other than the proceeds from the sale of the Bonds used to pay (1) the costs of issuance of the Bonds and other Qualified Costs of the Issuer and (2) the purchase price of the Series A Storm-Recovery Property paid pursuant to the Sale Agreement; (g) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, notes, drafts, acceptances, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

            Alternatively, if but only if, contrary to the agreement of the parties and the Financing Order, any transfer of any Series A Storm-Recovery Property from the Seller to the Issuer referred to in clause (a) in the preceding paragraph is determined by a court not to be a true sale as contemplated by the Statute, then the Issuer, pursuant to Section 2.01(c) of the Sale Agreement, for and on behalf of FPL as FPL's agent, hereby Grants (the "Alternative Grant") to the Trustee, as trustee for the benefit of (A) the Holders of the Bonds from time to time issued and Outstanding and (B) the Trustee, a first priority security interest in all of FPL's right, title and interest whether now owned or hereafter acquired, in, to and under the Series A Storm-Recovery Property, and the term "Collateral" as defined in this Indenture shall include the Alternative Grant.

            Such Grants are made to the Trustee to have and to hold in trust to secure the payment of Principal of, and Interest on, and any other amounts owing in respect of, the Bonds and all fees, expenses, counsel fees and other amounts due and owing to the Trustee (collectively, the "Secured Obligations") equally and ratably without prejudice, preference, priority or distinction, except as expressly provided in this Indenture, and to secure performance by the Issuer of all of the Issuer's obligations under this Indenture, all as provided in this Indenture.

            The Trustee, as trustee on behalf of the Holders of the Bonds, and acting on behalf of itself, acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform its duties herein required.

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

            Section 1.01 Definitions. Capitalized terms used but not otherwise defined in this Indenture have the respective meanings set forth in Appendix A hereto unless the context otherwise requires. This Indenture shall be construed in accordance with the Rules of Construction.

            Section 1.02 Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. Each of the following TIA terms used in this Indenture has the following meaning:

            "indenture securities" means the Bonds.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meaning assigned to them by such definitions.

            Section 1.03 Rules of Construction. In addition to the rules of construction set forth in Appendix A hereto:

            (a) any headings preceding the texts of the Articles and Sections of this Indenture, and any table of contents, tie sheet or marginal notes appended to copies hereof, shall be solely for convenience of reference, and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect;

            (b) in the event that any provision of this Indenture shall be held to be invalid in any circumstance, such invalidity shall not affect any other provision or circumstances;

            (c) unless otherwise specified, references to Sections or Articles in any Supplemental Indenture are to Sections or Articles thereof; and

            (d) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision, unless context indicates the reference is to a Supplemental Indenture or Bond.

                                   ARTICLE II

                                   THE BONDS

            Section 2.01 Form. (a) The Bonds and the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Managers of the Issuer executing such Bonds, as evidenced by the execution of such Bonds by the Managers or an Authorized Officer of the Issuer. Each Bond shall be dated the date of its authentication.

            (b) The Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Managers of the Issuer executing such Bonds, as evidenced by their execution of such Bonds.

            (c) Each shall be dated the date of its authentication. The terms of the Bonds set forth in Exhibit A are part of the terms of this Indenture.

            (d) Each Bond shall include the following State Pledge by the State of Florida as provided in Section 366.8260(11) of the Statute:

            The State of Florida pledges to and agrees with bondholders, the owners of the storm-recovery property, and other financing parties that the State will not:

                  1. Alter the provisions of [the Statute], which make the
            storm-recovery charges imposed by a financing order irrevocable, binding and nonbypassable charges;

                  2. Take or permit any action that impairs or would impair the value of the storm-recovery property; or

                  3. Except as allowed under [the Statute], reduce, alter or impair storm-recovery charges that are to be imposed, collected, and remitted for the benefit of the bondholders and other financing parties until any and all principal, interest, premium, financing costs and other fees, expenses or charges incurred, and any contracts to be performed, in connection with the related bonds have been paid and performed in full.

                  Nothing in this [State Pledge] shall preclude limitation or alteration if full compensation is made by law for the full protection of the storm-recovery charges collected pursuant to a financing order and of the holders of bonds and any assignee or financing party entering into a contract with the electric utility.

                  The State Pledge is hereby incorporated into this Indenture and made a part hereof.

            Each Bond shall also include on its face the following disclosure required by Section 366.8260(9) of the Statute:

                  Neither the full faith and credit nor the taxing power of the
            State of Florida is pledged to the payment of the principal of, or interest on, this Senior Secured Bond.

            Section 2.02 Execution, Authentication and Delivery. (a) The Bonds shall be executed on behalf of the Issuer by a Manager. The signature of any such Manager on the Bonds may be manual or facsimile.

            (b) Bonds bearing the manual or facsimile signature of any individual who was at any time a Manager shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds.

            (c) At any time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed on behalf of the Issuer to the Trustee pursuant to an Issuer Order for authentication; and the Trustee shall authenticate and deliver such Bonds as provided in this Indenture and not otherwise.

            (d) No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

            Section 2.03 Amount Issuable; Designation; Denominations; Initial Principal Amount; Interest; Scheduled Final Payment Date; Final Maturity Date; Payment of Principal and Interest.

            (a) The aggregate principal amount of Bonds that may be authenticated and delivered under this Indenture is $_____________. No Additional Bonds may be issued under this Indenture.

            (b) The Bonds shall be designated "FPL Recovery Funding LLC Senior Secured Bonds, Series A" and further denominated as Tranches A-1 through A-4. All Bonds of the same Tranche shall be identical in all respects except for the denominations thereof. All Bonds of the same Tranche shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority, or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

            (c) Except as provided in Section 2.13, the Bonds shall be issuable as registered Book-Entry Bonds in the Authorized Denominations.

            (d) The Bonds of each Tranche shall have the initial principal amounts, bear interest at the rates per annum and shall have Scheduled Final Payment Dates and Final Maturity Dates as set forth below:

                                                    Scheduled
                    Principal                     Final Payment       Final
Tranche              Amount       Interest Rate       Date        Maturity Date
-------              ------       -------------   -------------   -------------
A-1
A-2
A-3
A-4



            (e) Principal of, and Interest on, the Bonds shall be payable on February 1 and August 1 or, if any such date is not a Business Day, on the next Business Day (each, a "Payment Date"), commencing on the Payment Date in February 1, 2008 (the "Initial Payment Date"), and continuing until the earlier of repayment of each Tranche in full and the applicable Final Maturity Date for such Tranche.

            (f) The Bonds shall accrue Interest, at the applicable Interest Rate, payable on each Payment Date as follows:

                 (i) Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

                 (ii) On the Initial Payment Date, Interest will be payable in an amount equal to the number of days from and including the Series Issuance Date to, but excluding, the Initial Payment Date, divided by 360, times the product of the Interest Rate and the initial principal amount of such Tranche.

                 (iii) On each Payment Date after the Initial Payment Date, Interest will be payable in an amount equal to the number of days from and including the preceding Payment Date to, but excluding, the current Payment Date, divided by 360, times the product of the Interest Rate and the Outstanding Amount of the Series or Tranche as of the close of business on the preceding Payment Date after giving effect to all payments of principal on such preceding Payment Date.

                 (iv) The Issuer shall pay interest on overdue installments of Interest at the applicable Interest Rate to the extent lawful.

            (g) Unless an Event of Default shall have occurred and be continuing, on each Payment Date, the Trustee shall distribute to the Holders of the Bonds of record as of the related Record Date amounts payable pursuant to Section 8.02(d)(vi) as Principal, in the following order and priority: (1) to the Holders of the Tranche A-1 Bonds, until the Outstanding Amount of such Tranche of Bonds has been reduced to zero; (2) to the Holders of the Tranche A-2 Bonds, until the Outstanding Amount of such Tranche of Bonds has been reduced to zero; (3) to the Holders of the Tranche A-3 Bonds, until the Outstanding Amount of such Tranche of Bonds has been reduced to zero; and (4) to the Holders of the Tranche A-4 Bonds, until the Outstanding Amount of such Tranche of Bonds has been reduced to zero; and in no event shall a Principal payment pursuant to this Section 2.03(g) on any Tranche on a Payment Date be greater than the amount necessary to reduce the Outstanding Amount of such Tranche of Bonds to the amount specified in the Expected Sinking Fund Schedule for such Tranche and Payment Date, except in the case of an acceleration of the Bonds following an Event of Default.

            (h) The Principal of each Bond shall be payable in installments on each Payment Date specified in the Expected Sinking Fund Schedule, but only to the extent that money is available for such payment pursuant to Section 8.02; and installments of Principal not paid when scheduled to be paid shall be paid upon receipt of money available for such purpose, in the order set forth in the applicable Expected Sinking Fund Schedule. Failure to pay installments of Principal in accordance with the applicable Expected Sinking Fund Schedule because money is not available to make such payments pursuant to Section 8.02 shall not constitute a Default or Event of Default under this Indenture. Notwithstanding the foregoing, the entire Outstanding Principal amount of the Bonds of any Tranche shall be due and payable, if not previously paid, either:
(i) on the Final Maturity Date therefor or (ii) on the date on which the Bonds of any Tranche have been declared immediately due and payable in accordance with Section 5.02. The Trustee shall notify the Person in whose name a Bond is registered, and any other Person required under this Indenture, at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of Principal of and Interest on such Bond will be paid. Such notice shall be mailed no later than 10 days prior to such Scheduled Final Payment Date and shall specify that such final installment of Principal and Interest will be payable only upon presentation and surrender of such Bond and shall specify the place where such Bond may be presented and surrendered for payment of such installment.


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

            (i) Any installment of Interest or Principal payable on any Bond which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Bond (or one or more predecessors of such Bond) is registered as of the close of business on the Record Date for such Payment Date either (i) by check mailed first-class, postage prepaid to such Person's address as it appears on the Bond Register on such Record Date or (ii) with respect to Bonds registered on a Record Date in the name of the nominee of the Clearing Agency (initially such nominee to be Cede & Co.), payments will be made in accordance with the DTC Agreement, except for the final installment of Principal payable with respect to such Bond on a Payment Date, which shall be payable as provided in Section 2.03(h). The funds represented by any such checks or other amounts returned undelivered shall be held in accordance with Section 3.03.

            (j) If the Issuer defaults in a payment of Interest and/or Principal on the Bonds when due, the Issuer shall pay such defaulted Interest and/or Principal to the Persons who are Bondholders on a special record date, which date shall be at least five Business Days prior to the payment date established for the payment of such defaulted Interest and/or Principal (the "Special Payment Date"). The Issuer shall fix or cause to be fixed any such special record date and Special Payment Date, and, at least 15 days before any such special record date, the Trustee, at the written direction of the Issuer, shall mail to each affected Bondholder a notice that states the special record date, the Special Payment Date and the amount of defaulted Interest to be paid.

            Section 2.04 Temporary Bonds. (a) Pending the preparation of Definitive Bonds pursuant to Section 2.13 or, in the case of Bonds held in a book-entry only system by a Clearing Agency, a Manager on behalf of the Issuer may execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, temporary Bonds of the tenor of the Definitive Bonds in lieu of which they are issued and with such variations not inconsistent with this Indenture as the Manager executing such Bonds may determine, as evidenced by execution of such Bonds.

            (b) If temporary Bonds are issued, the Issuer will cause Definitive Bonds to be prepared without unreasonable delay except where temporary Bonds are held by a Clearing Agency. After the preparation of Definitive Bonds, the temporary Bonds shall be exchangeable for Definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to any Holder of the Bonds. Upon surrender for cancellation of any one or more temporary Bonds, a Manager on behalf of the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Tranche and aggregate initial principal amount of Definitive Bonds in Authorized Denominations. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds.

            Section 2.05 Registration; Registration of Transfer and Exchange.
(a) The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Trustee shall be the initial registrar (the Trustee or any successor thereof in such capacity, the "Registrar") for the purpose of registering Bonds and transfers of Bonds. Upon any resignation of any Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Registrar.

            (b) If a Person other than the Trustee is appointed by the Issuer as Registrar, the Issuer shall give each Fiduciary prompt written notice of the appointment of such Registrar and of the location, and any change in the location, of the Bond Register; the Trustee and any such Fiduciary shall have the right to inspect the Bond Register at all reasonable times and to obtain copies thereof; and shall have the right to rely upon a certificate executed on behalf of the Registrar by a duly authorized officer thereof as to the names and addresses of the Holders of the Bonds and the original and principal amounts and number of such Bonds separately stated by Tranche).

            (c) Upon surrender for registration of transfer of any Bond at the office or agency of the Issuer to be maintained as provided in Section 3.02, provided that the requirements of Section 8-401 of the Delaware UCC are met, a Manager on behalf of the Issuer shall execute, and the Trustee shall authenticate and the Bondholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Bonds in any Authorized Denominations, of a like Tranche and aggregate initial principal amount. The Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 of the Delaware UCC are met.

            (d) At the option of the Bondholders, Bonds may be exchanged for other Bonds of a like Tranche and aggregate initial principal amount in Authorized Denominations, upon surrender of the Bonds to be exchanged at such office or agency as provided in Section 3.02. Whenever any Bonds are so surrendered for exchange, provided that the requirements of Section 8-401 of the Delaware UCC are met (as determined by the Issuer) a Manager on behalf of the Issuer shall execute, and the Trustee shall authenticate and the Bondholder shall obtain from the Trustee, the Bonds which the Bondholder making the exchange is entitled to receive. The Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 of the Delaware UCC are met.

            (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

            (f) Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form reasonably satisfactory to the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution in the form set forth in such Bond.

            (g) No service charge shall be made to a Holder of the Bonds for any registration of transfer or exchange of Bonds but, other than in respect of exchanges pursuant to Section 2.04 or 9.07 not involving any transfer, the Issuer may require payment by such Holder of the Bonds of a sum sufficient to cover any tax or other charge that may be imposed in connection with any registration of transfer or exchange of Bonds, including the fees and expenses of the Trustee.

            (h) All cancelled Bonds may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Bonds have not been previously disposed of by the Trustee.

            (i) The preceding provisions of this Section 2.05 notwithstanding, the Issuer shall not be required to make, and the Registrar need not register, transfers or exchanges of Bonds after the Record Date preceding the date on which final payment of Principal is to be made with respect to such Bond.

            Section 2.06 Mutilated, Destroyed, Lost or Stolen Bonds. (a) If (i) any mutilated Bond is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond,
(ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless and (iii) the requirements of Section 8-405 of the Delaware UCC are met, then, in the absence of notice to the Issuer, the Registrar or the Trustee that such Bond has been acquired by a Protected Purchaser, a Manager on behalf of the Issuer shall execute, and upon a Manager's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a replacement Bond of like Tranche, tenor and initial principal amount in Authorized Denominations, bearing a number not contemporaneously outstanding; provided, that if any such destroyed, lost or stolen Bond, but not a mutilated Bond, shall have become or within seven days shall be due and payable, instead of issuing a replacement Bond, the Issuer may pay such destroyed, lost or stolen Bond when so due or payable without surrender thereof. If, after the delivery of such replacement Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso to the preceding sentence, a Protected Purchaser of the original Bond in lieu of which such replacement Bond was issued presents for payment such original Bond, the Issuer and the Trustee shall be entitled to recover such replacement Bond (or such payment) from the Person to whom it was delivered or any Person taking such replacement Bond from such Person to whom such replacement Bond was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

            (b) Every replacement Bond issued pursuant to this Section 2.06 in replacement of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder. As a condition to the issuance of any replacement Bond under this Section 2.06, the Issuer and/or the Trustee may require the payment by the Holder of such Bond of a sum sufficient to cover any tax or other charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connected therewith.

            (c) The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

            Section 2.07 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may, subject to Section 2.06, treat the Person in whose name any Bond is registered (as of the close of business on the day of determination) as the owner of such Bond for the purpose of receiving payments of Principal of and Interest on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

            Section 2.08  [RESERVED]

            Section 2.09 Cancellation. All Bonds surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder which the Issuer may have acquired in any manner, and all Bonds so delivered shall be promptly canceled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section 2.09, except as expressly permitted by this Indenture. All canceled Bonds may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall timely direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Bonds have not been previous disposed of by the Trustee.

            Section 2.10 Conditions to the Authentication and Delivery of
Bonds.

            (a) The Bonds shall be executed by a Manager on behalf of the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee and upon delivery by the Issuer, at the Issuer's expense, to the Trustee of the following:

                 (i) Issuer Order. An Issuer Order authorizing and directing the authentication and delivery of the Bonds by the Trustee and specifying the principal amount of the Bonds, as set forth in Section 2.03.

                 (ii) Resolutions of Issuer. A certified resolution of the Managers authorizing the execution and delivery of the Bonds applied for and the execution, authentication and delivery of such Bonds.

                 (iii) Issuer Certificate. An Officer's Certificate of the Issuer dated as of the Closing Date, (A) stating:

                             (1) that no Default has occurred and is
                 continuing under this Indenture and that the issuance of the Bonds being issued will not result in any Default;

                             (2) that the Issuer has not assigned any interest
                 or participation in the Collateral except for the Grants contained in this Indenture; that the Issuer has the power and authority to Grant the Collateral to the Trustee as security hereunder; and that the Issuer, subject to the terms of this Indenture, has Granted to the Trustee a first priority perfected security interest in all right, title and interest in, to and under the Collateral free and clear of any Lien, except the Lien of this Indenture;

                             (3) that the Issuer has appointed a firm of
                 independent certified public accountants as contemplated in
                 Section 8.05;

                             (4) that attached thereto are duly executed, true
                 and complete copies of the Sale Agreement, the Bill of Sale and the Servicing Agreement;

                             (5) that all financing statements with respect to
                 the Collateral which are required to be filed in the Florida Secured Transaction Registry under the Statute or under the Delaware or New York UCC or the uniform commercial code of any other jurisdiction by the terms of the Sale Agreement, the Servicing Agreement or this Indenture have been filed as required;

                             (6) that the Bonds have received a rating of
                 "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch; and

                             (7) that all conditions precedent provided in
                 this Indenture relating to the authentication and delivery of the Bonds have been complied with; and

                        (B) instructing the Trustee, following the
            authentication and delivery of the Bonds, to apply the proceeds of the sale of the Bonds on the funding date, according to the wiring instructions provided in such Officer's Certificate.

                 (iv) Seller Certificate. An Officer's Certificate of the Seller, dated as of the Closing Date, to the effect that (1) the Sale Agreement is a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms except as such enforceability may be subject to bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and (2) the representations and warranties made by the Seller in Article Three of the Sale Agreement are true and correct as of the Closing Date;

                 (v) Servicer Certificate. An Officer's Certificate of the Servicer, dated as of the Closing Date, to the effect that (1) the Servicing Agreement is a valid and binding agreement of the Servicer, enforceable against the Servicer in accordance with its terms except as such enforceability may be subject to bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and (2) no Servicer Default exists and no event that with the passage of time or the giving of notice or both will become a Servicer Default has occurred and is continuing;

                 (vi) Sale Agreement Legal Opinion. A copy of any Opinion of Counsel in form and substance satisfactory to the Trustee delivered pursuant to Section 2.02(e) of the Sale Agreement;

                 (vii) Servicing Agreement Legal Opinion. A copy of the
      Opinion of Counsel in form and substance reasonably satisfactory to the Trustee delivered pursuant to Section 3.05(a) of the Servicing Agreement;

                 (viii) Tax Matters Legal Opinion. An opinion of Independent tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer and the Trustee) to the effect that
      (a) the Issuer will not be subject to United States federal income tax as an entity separate from its sole owner and that the Storm-Recovery Bonds will be treated as debt of the Issuer's sole owner for United States federal income tax purposes; and (b) for United States federal income tax purposes, the issuance of the Storm-Recovery Bonds will not result in gross income to the Seller; and

                     (ix) Conditions Precedent Legal Opinion. An Opinion or Opinions of Counsel to the effect that the conditions precedent to the delivery of Bonds have been satisfied.

            Section 2.11 Book-Entry Bonds. The Bonds, upon original issuance, will be issued in the form of a typewritten Bond or Bonds representing the Book-Entry Bonds, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer pursuant to the DTC Agreement. Such Bond shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no beneficial owner of a Bond will receive a definitive Bond representing such beneficial owner's interest in such Bond, except as provided in Section 2.13. Unless and until definitive, fully registered Bonds (the "Definitive Bonds") have been issued to Bondholders pursuant to Section 2.13:

            (a) the provisions of this Section 2.11 shall be in full force and effect;

            (b) the Issuer, the Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of Principal of and Interest on the Bonds and the giving of instructions or directions hereunder) as the sole Holder of the Bonds, and shall have no obligation to the beneficial owners of Bonds;

            (c) to the extent that this Section 2.11 conflicts with any other provision of this Indenture, this Section shall control;

            (d) the rights of beneficial owners of Bonds shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such beneficial owners of Bonds and the Clearing Agency or the Clearing Agency Participants; pursuant to the DTC Agreement, unless and until Definitive Bonds are issued pursuant to Section 2.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of Principal of and Interest on the Bonds to such Clearing Agency Participants; and

            (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Bonds evidencing a specified portion of the Outstanding Amount of the Bonds or a Tranche thereof, the Clearing Agency shall be deemed to represent such portion only to the extent that it has received instructions to such effect from beneficial owners of Bonds and/or Clearing Agency Participants owning or representing, respectively, such required portion of the beneficial interest in the Bonds of such Tranche and has delivered such instructions to the Trustee.

            Section 2.12 Notices to Clearing Agency. Whenever a notice or other communication to the Bondholders is required under this Indenture, unless and until Definitive Bonds shall have been issued pursuant to Section 2.13, the Trustee shall give all such notices and communications specified herein to be given to Bondholders to the Clearing Agency in accordance with the DTC Agreement, and shall have no obligation to the beneficial owners of Bonds.

            Section 2.13 Definitive Bonds. (a) If (i) the Issuer or the Clearing Agency advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as depository with respect to any Tranche of Bonds and the Issuer is unable to locate a qualified successor, (ii) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to any Tranche of Bonds or (iii) after the occurrence of an Event of Default, owners of beneficial interests aggregating at least a majority of the Outstanding Amount of the Bonds of all Tranches advise the Trustee through the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such owners, then the Clearing Agency shall notify its affected participants and the Trustee of the occurrence of any such event and of the availability of Definitive Bonds to affected participants requesting the same. Upon surrender to the Trustee of the typewritten Bond or Bonds representing the Book-Entry Bonds by the Clearing Agency, accompanied by registration instructions, a Manager on behalf of the Issuer shall execute and the Trustee shall authenticate the Definitive Bonds in accordance with the instructions of the Clearing Agency. None of the Issuer, the Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds, the Trustee shall recognize the Holders of the Definitive Bonds as Bondholders.

            (b) Definitive Bonds will be transferable and exchangeable at the offices of the Registrar. With respect to any transfer of such listed Bonds, the new Definitive Bonds registered in the names specified by the transferee and the original transferor shall be available at the offices of such transfer agent.

            Section 2.14 Tax Treatment. The Issuer, by entering into this Indenture, and each Bondholder, by its acceptance of a Bond (and each beneficial owner by its acceptance of an interest in the applicable Book-Entry
Bond) agree that the Bonds shall be treated as indebtedness for all purposes, including federal, state and local income, single business and franchise tax purposes.

            Section 2.15 Authenticating Agents. The Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Bonds in connection with issuance, transfers and exchanges under Sections 2.02, 2.04, 2.05, 2.06, 2.09,
2.13 and 4.02 as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Bonds. For all purposes of this Indenture, the authentication of Bonds by an Authenticating Agent pursuant to this Section shall be deemed to be the authentication of Bonds "by the Trustee."

            Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any document or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent. Upon receiving such notice of resignation or upon such a termination, the Trustee may appoint a successor Authenticating Agent.

            The Administrator agrees to pay to each Authenticating Agent from time to time, reasonable compensation for its services. The provisions of
Section 6.04 shall be applicable to any Authenticating Agent.

                                  ARTICLE III

                                   COVENANTS

            Section 3.01 Payment of Principal and Interest. The Issuer will duly and punctually pay the Principal of and Interest on the Bonds pursuant to the terms of the Bonds and this Indenture; accordingly, except on the Final Maturity Date for a Tranche of the Bonds or upon the acceleration of the Bonds pursuant to Section 5.02, the Issuer shall only be obligated to pay the Principal of such Bonds on each Payment Date therefor to the extent money is available for such payment pursuant to Section 8.02. Amounts properly withheld under the Code by any Person from a payment to any Bondholder of Interest or Principal shall be considered as having been paid by the Issuer to such Bondholder for all purposes of this Indenture.

            Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, the City of New York, an office or agency where Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Seller and the Trustee of the location and identity, and of any change in the location or identity, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee and each such agent with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

            Section 3.03 Money for Payments to Be Held in Trust. (a) As provided in Section 8.02(a), all payments of Principal of and Interest on the Bonds that are to be made from amounts withdrawn from the Collection Account pursuant to Section 8.02(d) or Section 4.03 shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Bonds shall be paid to the Issuer except as provided in this Section 3.03 and in Section 8.02.

            (b) The Issuer shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to this Section 3.03, that such Paying Agent will:

                 (i) hold all sums held by it for the payment of Principal of or Interest on the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                 (ii) give the Trustee, the Commission, and the Rating Agencies notice of any Default by the Issuer (or any other obligor upon the Bonds) of which the Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Bonds;

                 (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

                 (iv) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by the Paying Agent in trust for the payment of Bonds if at any time the Paying Agent ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                 (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            (c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            (d) Subject to applicable laws with respect to abandoned property, any money held by the Trustee or any Paying Agent in trust for the payment of any amount of Principal of or Interest on any Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose right to or interest in money due and payable but not claimed is determinable from the records of a Fiduciary, at the last address of record for each such Holder).

            Section 3.04 Existence. Subject to Section 3.10, the Issuer shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized as a different legal entity or organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises as such entity or under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds, the Collateral and each other instrument or agreement included therein.

            Section 3.05 Protection of Collateral. (a) The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Trustee on behalf of the Bondholders and the Trustee to be prior to all other liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Trustee on behalf of the Bondholders and the Trustee a first lien on and a first priority, perfected security interest in the Collateral. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such filings, financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action, necessary or advisable to:

                 (i) maintain and preserve the Grants, Lien and first priority security interest (and the perfection thereof) of this Indenture or carry out more effectively the purposes hereof, including following any consolidation, merger or sale of the Issuer;

                 (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                 (iii) enforce any of the Collateral;

                 (iv) preserve and defend title to the Collateral and the rights of the Trustee and the Bondholders in the Collateral against the claims of all Persons and parties; or

                 (v) pay any and all taxes levied or assessed upon all or any part of the Collateral.

            (b) The Issuer hereby authorizes the Trustee to act as its agent and attorney-in-fact to execute any filing with the Commission, financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section 3.05.

            Section 3.06 Opinions as to Collateral. (a) On or before [_____] in each calendar year, while any Bonds are Outstanding, commencing [___________], [_____], the Issuer shall furnish to the Trustee an Opinion or Opinions of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing pursuant to the Statute and the UCC of any filings, including any financing statements and continuation statements, as are necessary to maintain the Lien and security interest created by this Indenture, and the first priority thereof, and reciting the details of such action (or stating that in the opinion of such counsel, no such action is necessary to maintain and perfect such Lien and security interest, or the first priority thereof). Such Opinion of Counsel shall also describe the filings pursuant to the Statute and the UCC that will, in the opinion of such counsel, be required to maintain the perfection of the Lien and security interest of this Indenture and the first priority thereof, until [_____] in the following calendar year.

            (b) Prior to the effectiveness of any amendment to the Sale Agreement or the Servicing Agreement, the Issuer shall furnish to the Trustee an Opinion of Counsel either (i) stating that, in the opinion of such counsel, all filings, including filings pursuant to the Statute and the UCC, as applicable, have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Trustee in the Series A Storm-Recovery Property and the proceeds thereof, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

            Section 3.07 Performance of Obligations; SEC Filings. (a) The Issuer (i) shall diligently pursue all actions to enforce its rights under the Collateral and (ii) shall not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any Collateral instrument or agreement or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except, in each case, as expressly provided in the Basic Documents.

            (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Issuer Officer's Certificate shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

            (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in the Indenture, the Basic Documents and in the instruments and agreements comprising the Collateral.

            (d) The Issuer shall not waive timely performance or observance by the Seller of its respective duties or obligations under the Basic Documents if such waiver would reasonably be expected to materially adversely affect the Bondholders or the Customers.

            (e) The Issuer shall file with the SEC periodic reports in respect of the Bonds pursuant to the Exchange Act, subject to the Issuer's right to suspend such filing pursuant to Section 15(d) of the Exchange Act. The Issuer shall also, to the extent required under applicable SEC rules and regulations, furnish or file in the periodic reports and other reports required to be filed with the SEC in respect of the Bonds the following information with respect to Outstanding Bonds to the extent such information is reasonably available to the
Issuer:

                 (i) Monthly Servicer Certificates in the form set forth as Exhibit C to the Servicing Agreement (to be included in the next Form 10-D or Form 10-K filed subsequent to the respective Monthly Servicer Certificate);

                 (ii) a statement reporting the balance in the Collection Account and the balance in each Subaccount of the Collection Account as of the end of each quarter or the most recent date available (to be included in the next Form 10-D or Form 10-K filed);

                 (iii) a statement showing the balance of Outstanding Bonds that reflects the actual periodic payments made on the Bonds versus the expected periodic payments (to be included in the next Form 10-D or Form 10-K filed);

                 (iv) the Semiannual Servicer Certificate in the form set forth as Exhibit G to the Servicing Agreement (to be filed with the next Form 10-D, Form 10-K or Form 8-K filed);

                 (v) the text (or a link to the website where a reader can find the text) of each true-up filing in respect to the series of Outstanding Bonds and the results of each true-up filing (to be filed with the next Form 10-D, Form 10-K or Form 8-K filed);

                 (vi) any change in the long-term or short-term credit ratings of the Servicer assigned by the Rating Agencies below "investment grade" ratings (to be filed or furnished in a Form 8-K or Form 10-K, if appropriate); and

                 (vii) material adverse legislative or regulatory developments directly relevant to the series of Outstanding Bonds (to be filed or furnished in a Form 8-K or Form 10-K, if appropriate).

In addition, the Issuer shall, to the extent permitted by and consistent with the Issuer's obligations under applicable law, cause to be posted on the website associated with the Issuer's parent:

                        (A) the Final Prospectus for the Bonds or any
            Additional Bonds;

                        (B) all information required to be filed by the Issuer
            with the SEC, and the information to be submitted in items (i) through (vii) of this paragraph (e) above as such information becomes available; and

                        (C) a current organization chart for the Issuer and the
            Servicer (unless the Servicer is not related to the Issuer in which case the Servicer will post two separate organization charts), in each case disclosing the parent company and material subsidiaries of the Servicer and the Issuer.

            Section 3.08  Negative Covenants.  The Issuer shall not:

            (a) except as expressly permitted by this Indenture, the Sale Agreement, the Servicing Agreement or any other Basic Document, sell, transfer, exchange or otherwise dispose of any of the Collateral, unless directed to do so by the Trustee in accordance with Article V;

            (b) claim any credit on, or make any deduction from the Principal or Interest payable in respect of, the Bonds (other than amounts properly withheld from such payments under the Code or other tax laws) or assert any claim against any present or former Bondholder by reason of the payment of taxes levied or assessed upon the Issuer or any part of the Collateral;

            (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Bonds under this Indenture except as may be expressly permitted hereby, (ii) permit any Lien (other than the Lien created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof, any interest therein or the proceeds thereof or (iii) permit the Lien of this Indenture not to constitute a continuing valid first priority security interest in the Collateral;

            (d) dissolve or liquidate in whole or in part;

            (e) take any action which is the subject of a Rating Agency Condition without satisfying the Rating Agency Condition;

            (f) issue any Additional Bonds unless such Additional Bonds are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch; or

            (g) issue any Storm-Recovery Bonds other than the Bonds or any Additional Bonds.

            Section 3.09 Annual Statement as to Compliance. The Issuer will deliver to the Trustee and the Commission, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 200_), an Issuer Officer's Certificate stating, as to the Manager signing such Issuer Officer's Certificate, that

            (a) a review of the activities of the Issuer during such fiscal year (or relevant portion thereof) and of performance under this Indenture has been made under such Manager's supervision; and

            (b) to the best of such Manager's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such fiscal year (or relevant portion thereof), or, if there has been a default in complying with any such condition or covenant, describing each such default and the nature and status thereof.

            Section 3.10  Issuer  May  Consolidate,   etc.,  Only  on  Certain
Terms. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                 (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or to whom substantially all of such assets are sold shall be a Person organized and existing under the laws of the United States or any state and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the Principal of and Interest on all Bonds and the performance or observance of every agreement and covenant of this Indenture to be performed or observed by the Issuer;

                 (ii) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or to whom substantially all of such assets are sold shall expressly assume all obligations and succeed to all rights of the Issuer under the Sale Agreement, the Administration Agreement and the Servicing Agreement pursuant to an assignment and assumption agreement executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee;

                 (iii) immediately after giving effect to such consolidation, merger or sale, no Default or Event of Default shall have occurred and be continuing;

                 (iv) the Rating Agency Condition shall have been satisfied with respect to such consolidation or merger or sale;

                 (v) the Issuer shall have received an Opinion of Counsel (and shall have delivered and addressed copies thereof to the Trustee, the Servicer and the Rating Agencies) to the effect that such consolidation, merger or sale (i) will not have any material adverse tax consequence to the Issuer or any Bondholder, (ii) complies with this Indenture and all of the conditions precedent herein relating to such transaction and (iii) will result in the Trustee maintaining a continuing valid perfected security interest in the Collateral;

                 (vi) neither the Series A Storm-Recovery Property, the Financing Order, nor the rights of the Seller, the Servicer or the Issuer under the Statute or the Financing Order, shall be impaired thereby;

                 (vii) any action as is necessary to maintain the Lien created by this Indenture shall have been taken; and

                 (viii) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such Supplemental Indenture comply with this Article and that all conditions precedent provided for in this Indenture relating to such transaction have been complied with (including any filing required by the Exchange Act).

            (b) Other than as specifically contemplated by the Basic Documents, any Additional Indentures or Subsequent Sale Agreement, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Collateral, to any other Person, unless:

                 (i) the Person that acquires by conveyance or transfer the properties or assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Bonds and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document, Additional Indenture and Subsequent Sale Agreement on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such Supplemental Indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Bondholders, (D) unless otherwise provided in such Supplemental Indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Bonds and (E) expressly agree by means of such Supplemental Indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the SEC (and any other appropriate Person) required by the Exchange Act in connection with the Bonds;

                 (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                 (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                 (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to FPL and the Trustee) to the effect that such transaction will not have any material adverse federal tax consequence to the Issuer or any Bondholder;

                 (v) any action that is necessary to maintain the Lien created by this Indenture shall have been taken; and

                 (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such Supplemental Indenture comply with this Article and that all conditions precedent provided for in this Indenture relating to such transaction have been complied with (including any filing required by the Exchange Act).

            Section 3.11 Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

            (b) Upon any sale by the Issuer of substantially all of its assets in a sale which complies with Section 3.10, the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Bonds and from every covenant and agreement of the Sale Agreement, the Administration Agreement and the Servicing Agreement to be observed or performed by the Issuer.

            Section 3.12 No Other Business. The Issuer shall not engage in any business other than (a) purchasing and owning Storm-Recovery Property, issuing Storm-Recovery Bonds, paying Principal and Interest on the Bonds, pledging its interest in the Collateral to the Trustee under this Indenture in order to secure the Secured Obligations, pledging its interest in Subsequent Storm-Recovery Property and other collateral in to the trustee under any Additional Indenture in order to secure any Additional Bonds or other Secured Obligations under such Additional Indenture, entering into the Basic Documents relating to the Bonds and any Additional Indenture or Subsequent Sale Agreement in connection with any Additional Bonds and performing its obligations thereunder and performing activities that are necessary, suitable or convenient to accomplish these purposes or are incidental thereto and (b) as contemplated by the Basic Documents and any Additional Indenture or Subsequent Sale Agreement.

            Section 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Bonds and any other indebtedness contemplated by the Basic Documents, any Additional Indenture or Subsequent Sale Agreement.

            Section 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Basic Documents, any Additional Indenture or Subsequent Sale Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person, other than any Eligible Investments.

            Section 3.15 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) other than the Storm-Recovery Property and an office lease in compliance with the Issuer LLC Agreement.

            Section 3.16 Restricted Payments. The Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest in, or ownership security of, the Issuer, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; but if no Event of Default shall have occurred and be continuing or would otherwise result from such payment, the Issuer may make, or cause to be made, any such distributions to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer using funds either distributed to the Issuer pursuant to Section 8.02(d) or which are not otherwise subject to the Lien of this Indenture, to the extent that such distributions would not cause the book value of the remaining equity in the Issuer to decline below 0.5% of the original principal amount of the Bonds. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents, any Additional Indenture or Subsequent Sale Agreement.

            Section 3.17 Notice of Events of Default. The Issuer agrees to deliver to the Trustee, the Commission and the Rating Agencies written notice in the form of an Issuer Officer's Certificate of any Default or Event of Default hereunder or any default or event of default under any of the other Basic Documents, its status and what action the Issuer is taking or proposes to take with respect thereto within five Business Days after the occurrence thereof.

            Section 3.18 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee and any representative of the Commission, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited annually by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee and the Commission shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

            Section 3.19 Sale Agreement, Administration Agreement and Servicing Agreement. (a) The Issuer agrees to take all such lawful actions to enforce its rights under the Sale Agreement, the Administration Agreement and the Servicing Agreement and to compel or secure the performance and observance in all material respects by the Seller, the Administrator and the Servicer of each of their obligations to the Issuer under or in connection with the Sale Agreement, the Administration Agreement and the Servicing Agreement, respectively, in accordance with the terms thereof. So long as no Event of Default occurs and is continuing, the Issuer may exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale Agreement, the Administration Agreement and the Servicing Agreement.

            (b) If an Event of Default occurs and is continuing, the Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Commission or of the Holders of a majority of the Outstanding Amount of the Bonds shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Administrator or the Servicer under or in connection with the Sale Agreement, the Administration Agreement and the Servicing Agreement, respectively, including the right or power to take any action to compel or secure performance or observance by the Seller, the Administrator or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale Agreement, the Administration Agreement and the Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

            (c) If the Issuer, the Seller or the Servicer proposes to amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, waiver, supplement, termination, or surrender of, the terms of the Sale Agreement, the Administration Agreement or the Servicing Agreement, or to waive timely performance or observance thereunder by the Seller, the Administrator or the Servicer, respectively, and such action does not materially and adversely affect the interests of any Bondholders (as evidenced by an Opinion of Counsel), then the Trustee shall consent to such action, but only after satisfaction of the Commission Condition (as described in Section
9.03 hereof, or alternatively, if applicable, Section 6.01 or the Sale Agreement or Section 8.01(b) of the Servicing Agreement) is satisfied.

            (d) If the Issuer, the Seller or the Servicer proposes to amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, waiver, supplement, termination, or surrender of, the terms of the Sale Agreement, the LLC Agreement, the Administration Agreement or the Servicing Agreement, or to waive timely performance or observance thereunder by the Seller, the Administrator or the Servicer, respectively, in each case in such a way as would materially and adversely affect the interests of any Bondholders, the Issuer shall, first notify the Rating Agencies of the proposed amendment, modification, waiver, supplement, termination or surrender. Upon receiving notification regarding whether the Rating Agency Condition has been satisfied, the Issuer shall then notify the Commission and the Trustee, and the Trustee shall notify the Bondholders of the proposal.

            With respect to any such proposed action the Trustee shall consent to such proposed action only after (i) satisfaction of the Commission Condition (as described in Section 9.03 hereof or alternatively, if applicable, Section
6.01 or the Sale Agreement or

Section 8.01(b) of the Servicing Agreement) and (ii) receipt of the consent of the Holders of a majority of the Outstanding Amount of the Bonds of each Tranche materially and adversely affected thereby.

            (e) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Servicing Agreement or a material default which remains uncured after the expiration of any applicable cure period by the Administrator under the Administration Agreement, the Issuer shall promptly give written notice thereof to the Trustee and the Rating Agencies, and shall specify in such notice the action, if any, the Issuer is taking with respect to such Servicer Default or material default.

            (f) If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Series A Storm-Recovery Property or the Storm-Recovery Charge related thereto, the Issuer shall promptly take all reasonable steps available to it to remedy such failure. The Issuer shall not take any action to terminate the Servicer's rights and powers under the Servicing Agreement following a Servicer Default without the prior written consent of either (a) the Commission, or (b) the Trustee and of the Holders of a majority of the Outstanding Amount of the Bonds so affected.

            (g) As promptly as possible after the giving of notice of termination to the Servicer and the Rating Agencies of the Servicer's rights and powers pursuant to Section 7.01 of the Servicing Agreement, the Trustee, at the direction either (a) of the Commission, or (b) of the Holders of not less than a majority of the Outstanding Amount of the Bonds, shall appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Issuer and the Trustee. A person shall qualify as a Successor Servicer only if such Person satisfies the requirements of Section 7.04 of the Servicing Agreement. If within 30 days after the delivery of the notice referred to above, a Successor Servicer shall not have been appointed and accepted its appointment as such, the Trustee, at the direction of the Holders of not less than a majority of the Outstanding Amount of the Bonds, shall petition the Commission or a court of competent jurisdiction to appoint a Successor Servicer. In connection with any such appointment, the Issuer may make such arrangements for the compensation of such Successor Servicer as it and such Successor Servicer shall agree, subject to the limitations set forth below and in Section 7.04 of the Servicing Agreement, and the Issuer shall enter into an agreement with such Successor Servicer for the servicing of the Series A Storm-Recovery Property (such agreement to be in form and substance reasonably satisfactory to the Trustee).

            (h) Upon termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Trustee shall promptly notify the Issuer, the Commission, the Bondholders and the Rating Agencies of such termination. As soon as a Successor Servicer is appointed, the Issuer shall notify the Trustee, the Bondholders and the Rating Agencies of such appointment, specifying in such notice the name and address of such Successor Servicer.

            Section 3.20 Removal of Administrator. For as long as any Bonds are Outstanding, the Issuer shall not remove the Administrator without cause unless:

            (a) the Rating Agency Condition shall have been satisfied with respect to such removal; and

            (b) the Commission Condition described in Section 9.03 of this Indenture has been satisfied.

            Section 3.21 Further Instruments and Acts. Upon the request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably requested or proper to carry out more effectively the purpose of this Indenture.

            Section 3.22 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Bonds, this Indenture or any other Basic Document.

                                   ARTICLE IV

                     SATISFACTION AND DISCHARGE; DEFEASANCE

            Section 4.01 Satisfaction and Discharge of Indenture; Defeasance.
(a) This Indenture shall cease to be of further effect with respect to the Bonds and the Trustee, on written demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Bonds, when

                     (i) either

                        (A) all Bonds theretofore authenticated and delivered
            (other than (1) Bonds that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.06 and (2) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
            Section 3.03) have been delivered to the Trustee for cancellation;
            or

                        (B) the Scheduled Final Payment Date has occurred with
            respect to all Bonds not theretofore delivered to the Trustee for cancellation, and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee cash, in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee on the Scheduled Final Payment Date therefor;

                     (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                     (iii) the Issuer has delivered to the Trustee and to the Commission an Issuer Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01 and each stating that all conditions precedent to the satisfaction and discharge of this Indenture with respect to Bonds have been complied with.

            (b) Subject to Sections 4.01(c) and 4.02, the Issuer at any time may terminate (i) all its obligations under this Indenture with respect to the Bonds ("Legal Defeasance Option") or (ii) its obligations under Sections 3.04, 3.05, 3.06 (other than with respect to amounts in the Defeasance Subaccount), 3.07, 3.08, 3.09, 3.10, 3.12, 3.13, 3.14, 3.15, 3.16, 3.17, 3.18, 3.19, 3.20,
and 3.21 and the operation of Section 5.01(d) ("Covenant Defeasance Option"). The Issuer may exercise the Legal Defeasance Option notwithstanding its prior exercise of the Covenant Defeasance Option.

            (c) If the Issuer exercises the Legal Defeasance Option, the maturity of the Bonds may not be accelerated pursuant to Section 5.02. If the Issuer exercises the Covenant Defeasance Option, the maturity of the Bonds may not be accelerated because of an Event of Default specified in Section 5.01(d).

            (d) Upon satisfaction of the written conditions to the Legal Defeasance Option or the Covenant Defeasance Option, the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of the terminated obligations.

            (e) Notwithstanding Sections 4.01(a) and 4.01(b), (i) rights of registration of transfer and exchange, (ii) rights of substitution of mutilated, destroyed, lost or stolen Bonds, (iii) rights of Bondholders to receive payments of Principal and Interest, but only from the amounts deposited with the Trustee for such payments, (iv) Sections 4.03 and 4.04, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.07 and the obligations of the Trustee under Section 4.03) and (vi) the rights of Bondholders under this Indenture with respect to the property deposited with the Trustee payable to all or any of them, shall survive until the Bonds as to which this Indenture or certain obligations hereunder have been satisfied and discharged pursuant to Section 4.01(a) or 4.01(b) and have been paid in full. Thereafter, the obligations in Sections 4.04 and 6.07 shall survive.

            Section 4.02 Conditions to Defeasance. The Issuer may exercise the Legal Defeasance Option or the Covenant Defeasance Option only if:

                     (i) the Issuer irrevocably deposits or causes to be deposited in trust with the Trustee cash or U.S. Government Obligations for the payment of Principal of and Interest to the Payment Dates therefor, such deposit to be made in the Defeasance Subaccount;

                     (ii) the Issuer delivers to the Trustee a certificate from a nationally recognized firm of Independent accountants expressing its opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited cash without investment will provide cash at such times and in such amounts (but, in the case of the Legal Defeasance Option only, not more than such amounts) as will be sufficient to pay in respect of the Bonds

      (A) Principal in accordance with the Expected Sinking Fund Schedule and
      (B) Interest when due;

                     (iii) no Default has occurred and is continuing on the day of such deposit and after giving effect thereto;

                     (iv) in the case of the Legal Defeasance Option, 95 days pass after the deposit is made and during such 95-day period no Default specified in Section 5.01(e) or 5.01(f) occurs which is continuing at the end of the period;

                     (v) in the case of the Legal Defeasance Option, the Issuer delivers to the Trustee an Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the exercise of such Legal Defeasance Option and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

                     (vi) in the case of the Covenant Defeasance Option, the Issuer delivers to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the exercise of such Covenant Defeasance Option and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                     (vii) the Issuer delivers to the Trustee an Issuer Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to the satisfaction and discharge of the Bonds to the extent contemplated by this Article IV have been complied with.

            Section 4.03 Application of Trust Money. All money or U.S. Government Obligations deposited with the Trustee pursuant to Sections 4.01 or
4.02 with respect to the Bonds shall be held in trust in the Defeasance Subaccount and applied by it, in accordance with this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the particular Bonds for the payment of which such money or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for Principal and Interest. Such money or U.S. Government Obligations shall be segregated and held apart solely for paying such Bonds and such Bonds shall not be entitled to any amounts on deposit in the Collection Account other than amounts on deposit in the Defeasance Subaccount.

            Section 4.04 Repayment of Money Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture or the Covenant Defeasance Option or Legal Defeasance Option, all money then held by any Paying Agent other than the Trustee under this Indenture shall, upon written demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such money.

                                   ARTICLE V

                          EVENTS OF DEFAULT; REMEDIES

            Section 5.01 Events of Default. "Event of Default" wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any Interest when the same becomes due and payable and the continuation of such default for five Business Days;

            (b) default in the payment of the then unpaid Principal of any Bond of any Tranche on the Final Maturity Date therefor;

            (c) [Reserved]

            (d) default in the observance or performance of any material covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with in clause (a), (b) or (c) above), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when made, and any such default or incorrect representation or warranty shall continue or not be cured for a period of 30 days after the earliest of the date (i) notice has been given to the Issuer by the Trustee, (ii) there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of the Bonds of the affected Tranche, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or (iii) the Issuer has knowledge of the default;

            (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

            (f) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or for any substantial part of the

Collateral, or the making by the Issuer of any assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

            (g) any act or failure to act by the State or any of its agencies (including the Commission), officers or employees that violates or is not in accordance with the State Pledge.

            Section 5.02 Acceleration of Maturity; Rescission and Annulment.
(a) If an Event of Default (other than an Event of Default under Section 5.01(g)) occurs and is continuing, then and in every such case either the Trustee or the Holders of a majority of the Outstanding Amount of the Bonds may, but need not, declare all the Bonds to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee and the Commission if given by Bondholders), and upon any such declaration the unpaid principal amount of the Bonds, together with accrued and unpaid Interest thereon through the date of acceleration, shall become immediately due and payable.

            (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article V, the Holders of a majority of the Outstanding Amount of the Bonds, by written notice to the Issuer, the Commission and the Trustee, may rescind and annul such declaration and its consequences, if:

                 (i) the Issuer has paid or deposited with the Trustee, for deposit in the General Subaccount of the Collection Account, a sum sufficient to pay

                        (A) all payments of Principal of and Interest on all
            Bonds and all other amounts that would then be due hereunder or upon such Bonds if the Event of Default giving rise to such acceleration had not occurred, including, to the extent lawful, interest on overdue Interest; and

                        (B) all sums paid or advanced by the Trustee hereunder
            and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                 (ii) all Events of Default, other than the nonpayment of the Principal of the Bonds that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

            (c) No such rescission shall affect any subsequent Default or impair any right consequent thereto.

            Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The Issuer covenants that if default is made in the payment of
(i) any Interest on any Bond when such Interest becomes due and payable and such Default continues for five Business Days, or (ii) default is made in the payment of the then unpaid Principal of any Bond on the Final Maturity Date therefor, the Issuer shall, upon demand of the Trustee, pay to it, for the benefit of the Holders, the whole amount then due and payable on such Bonds for Principal and Interest, with Interest upon the overdue Principal and, to the extent payment at such rate of Interest shall be legally enforceable, upon overdue installments of Interest, at the respective Interest Rate of the Bonds or the applicable Tranche of the Bonds and, in addition thereto, such amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel and other amounts due and owning to the Trustee pursuant to Section 6.07.

            (b) In case the Issuer shall fail forthwith to pay the amounts specified in clause (a) above upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Bonds and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or other obligor upon such Bonds, wherever situated, the money adjudged or decreed to be payable.

            (c) If an Event of Default occurs and is continuing, the Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Bondholders, by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law including foreclosing or otherwise enforcing the Lien on the Series A Storm-Recovery Property securing the Bonds or applying to the Commission or a court of competent jurisdiction for sequestration of revenues arising from such Series A Storm-Recovery Property.

            (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Bonds or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Bonds, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the Principal of any Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to this Section 5.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                 (i) to file and prove a claim for the whole amount of Principal and Interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Bondholders allowed in such Proceedings;

                 (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Bonds in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                 (iii) to collect and receive any money or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Bondholders and of the Trustee on their behalf; and

                 (iv) to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of the Bondholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Bondholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

            (e) Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

            (f) All rights of action and of asserting claims under this Indenture, or under any of the Bonds, may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other Proceedings, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, be for the ratable benefit of the Holders of the Bonds.

            (g) In any Proceedings brought by the Trustee (and also any Proceedings to which the Trustee shall be a party involving the interpretation of this Indenture), the Trustee shall be held to represent all the Holders of the Bonds, and it shall not be necessary to make any Bondholder a party to any such Proceedings.

            Section 5.04 Remedies. (a) If an Event of Default (other than an Event of Default under Section 5.01(g)) occurs and is continuing, the Trustee may do one or more of the following (subject to Section 5.05):

                 (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Bonds or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Bonds money adjudged due;

                 (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                 (iii) exercise any remedies of a secured party under the UCC or the Statute or any other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Holders;

                 (iv) sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; and

                 (v) exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Administrator, the Servicer under or in connection with the Sale Agreement, the Administration Agreement or the Servicing Agreement, as provided in Section 3.19(b);

but the Trustee may not sell or otherwise liquidate any portion of the Collateral following an Event of Default, other than an Event of Default described in Section 5.01(a), 5.01(b) or 5.01(c) (if any), unless (A) the Holders of all of the Outstanding Amount of the Bonds consent thereto, (B) the proceeds of such sale or liquidation distributable to the Bondholders are sufficient to discharge in full all amounts then due and unpaid upon such Bonds for Principal and Interest, or (C) the Trustee determines that the Collateral will not continue to provide sufficient funds for all payments on the Bonds as they would have become due if the Bonds had not been declared due and payable and the Trustee obtains the consent of Holders of 66 2/3% of the Outstanding Amount of the Bonds. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

            (b) If an Event of Default under Section 5.01(g) occurs and is continuing, the Trustee, for the benefit of the Holders, shall be entitled and empowered to the extent permitted by applicable law to institute or participate in Proceedings reasonably necessary to compel performance of or to enforce the State Pledge and to collect any monetary damages incurred by the Holders or the Trustee as a result of any such Event of Default, and may prosecute any such Proceeding to final judgment or decree. Such remedy shall be the only remedy that the Trustee may exercise if the only Event of Default that has occurred and is continuing is an Event of Default under Section 5.01(g).

            Section 5.05 Optional Preservation of the Collateral. If the Bonds have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect, as provided in Section 5.11(c), to maintain possession of the Collateral and not sell or liquidate the same and apply proceeds as if there had been no declaration of acceleration. It is the desire of the parties hereto and the Bondholders that there be at all times sufficient funds for the payment of Principal of and Interest on the Bonds, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral or sell or liquidate the same. In determining whether to maintain possession of the Collateral or sell or liquidate the same, the Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

            Section 5.06 Limitation of Proceedings. (a) No Holder of any Bond shall have any right to institute any Proceeding, judicial or otherwise, or to avail itself of any remedies provided in the Statute, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                 (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                 (ii) the Holders of not less than 25% of the Outstanding Amount of the Bonds have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                 (iii) such Holder or Holders have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in complying with such request;

                 (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                 (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Bonds;

it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of the Storm-Recovery Bonds.

            (b) In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders, each representing less than a majority of the Outstanding Amount of the Bonds, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

            Section 5.07 Unconditional Rights of Bondholders To Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Bond shall have the right, which is absolute and unconditional, (a) to receive payment of (i) the Interest, if any, on such Bond on the due dates thereof expressed in such Bond and in this Indenture or (ii) the unpaid Principal, if any, of such Bond on the Final Maturity Date and (b) to institute suit for the enforcement of any such payment; and such right shall not be impaired without the consent of such Holder.

            Section 5.08 Restoration of Rights and Remedies. If the Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

            Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Trustee or any Bondholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

            Section 5.11 Control by Bondholders. The Holders of a majority of the Outstanding Amount of the Bonds (or, if less than all Tranches are affected, the affected Tranches) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Bonds of such Tranches or exercising any trust or power conferred on the Trustee with respect to such Tranches; provided, that

            (a) such direction shall not be in conflict with any rule of law or with this Indenture;

            (b) subject to Section 5.04, any direction to the Trustee to sell or liquidate the Collateral shall be by the Holders of Bonds representing all of the Outstanding Amount of the Bonds;

            (c) if the conditions set forth in Section 5.05 have been satisfied and the Trustee elects to retain the Collateral pursuant to such Section and not to sell or liquidate the same, then any direction to the Trustee by Holders of Bonds representing less than all of the Outstanding Amount of the Bonds to sell or liquidate the Collateral shall be of no force and effect;

            (d) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

            (e) subject to Section 6.01, the Trustee need not take any action that it determines might involve it in liability for which it reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with this request; and

            (f) the Trustee need not take any action that it determines might materially and adversely affect the rights of any Bondholders not consenting to such action.

            Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Bonds as provided in Section 5.02, the Holders of a majority of the Outstanding Amount of the Bonds, with the written consent of the Commission, may waive any past Default or Event of Default and its consequences except a Default (a) in payment of Principal of or Interest on any of the Bonds or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Bond of all Tranches affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Bonds shall be restored to their former positions and rights hereunder; such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

            Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Bondholder and Bond Owner, by accepting a Bond or a beneficial interest therein, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this
Section 5.13 shall not apply to any suit instituted by (a) the Trustee, (b) any Bondholder, or group of Bondholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Bonds or (c) any Bondholder for the enforcement of the payment of (i) Interest on any Bond on or after the due dates expressed in such Bond and in this Indenture or (ii) the unpaid Principal, if any, of any Bond on or after the Final Maturity Date therefor.

            Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 5.15 Action on Bonds. The Trustee's right to seek and recover judgment on the Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Trustee or the Bondholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

                                   ARTICLE VI

                                  THE TRUSTEE

            Section 6.01 Duties and Liabilities of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such its own affairs.

            (b) Except during the continuance of an Event of Default:

                 (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                 (i) this clause (c) does not limit the effect of clause
      (b) of this Section 6.01;
                 (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it hereunder.

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to clauses (a), (b) and (c) of this Section 6.01.

            (e) The Trustee shall not be liable for interest on any money received by it except as provided in this Indenture or as the Trustee may agree in writing with the Issuer.

            (f) Money held in trust by the Trustee need not be segregated from other funds held by the Trustee except to the extent required by law or this Indenture, the Sale Agreement or the Servicing Agreement.

            (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01 and of the TIA.

            (i) Under no circumstances shall the Trustee be liable for any indebtedness of the Issuer, the Servicer or the Seller evidenced by or arising under the Bonds or any Basic Document.

            (j) On or before [_________] of each fiscal year ending December 31, the Trustee shall (1) deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer and addressed to the Issuer and signed by an authorized officer of the Trustee) regarding the Trustee's assessment of compliance, during the immediately preceding fiscal year ending December 31, with each of the applicable servicing criteria specified on Exhibit B hereto as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB and (2) deliver to the Issuer a report of an Independent registered public accounting firm reasonably acceptable to the Issuer that attests to and reports on, in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, the assessment of compliance made by the Trustee and delivered pursuant to clause (1).

            Section 6.02 Rights of Trustee. (a) The Trustee may conclusively rely and shall be protected in acting upon or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Trustee acts or refrains from acting, it may require an Issuer Officer's Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Issuer Officer's Certificate or an Opinion of Counsel.

            (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent attorney, custodian, or nominee appointed with due care by it hereunder.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, and which does not constitute willful misconduct, negligence or bad faith.

            (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Bonds shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            Section 6.03 Individual Rights of Fiduciaries. The Trustee, subject to Sections 6.11 and 6.12, and each other Fiduciary, in its respective individual or other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not a Fiduciary.

            Section 6.04 Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Bonds. The Trustee shall not be accountable for the Issuer's use of the proceeds from the Bonds, and the Trustee shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Bonds or in the Bonds other than the Trustee's certificate of authentication. The Trustee shall not be responsible for the form, character, genuineness, sufficiency, value or validity of any of the Collateral, or for or in respect of the validity or sufficiency of the Bonds (other than the certificate of authentication for the Bonds) or the Basic Documents and the Trustee shall in no event assume or incur any liability, duty or obligation to any Holder, other than as expressly provided for in this Indenture. The Trustee shall not be liable for the default or misconduct of the Issuer, the Seller, the Servicer or the Member or any Manager of the Issuer under any Basic Document or otherwise, and the Trustee shall have no obligation or liability to perform the obligations of the Issuer.

            Section 6.05 Notice of Defaults. If a Default occurs and is continuing and is known to an Authorized Officer of the Trustee, the Trustee shall mail to each Rating Agency, to the Commission and to each Holder of Bonds notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of Principal of or Interest on any Bond, the Trustee may withhold the notice if and so long as a committee of its Authorized Officers in good faith determines that withholding the notice is in the interests of Bondholders.

            Section 6.06 Reports by Trustee to Holders. (a) So long as Bonds are Outstanding and the Trustee is the Bond Registrar and Paying Agent, within the prescribed period of time for tax reporting purposes after the end of each calendar year, the Trustee shall mail to each relevant current or former Holder a statement concerning certain information in its possession for the purposes of the Holder's preparation of its federal and state income tax returns.

            (b) On or prior to each Payment Date or Special Payment Date therefor, the Trustee will deliver to each Holder of Bonds as of the Record Date for such Payment Date or the Holder of Bonds as of the special record date in connection with a Special Payment Date and the Commission a statement as provided and prepared by the Servicer which will include (to the extent applicable) the following information as to the Bonds with respect to such Payment Date, Special Payment Date or the period since the previous Payment Date, as applicable:

                 (i) the amount paid to Holders in respect of principal, such amount to be expressed as a dollar amount per thousands of dollars of original principal amount thereof;

                 (ii) the amount paid to Holders in respect of interest, such amount to be expressed as a dollar amount per thousands of dollars of original principal amount thereof;

                 (iii) the aggregate Outstanding Amount of the Bonds, after giving effect to payments to be made in respect of principal reported under (i) above;

                 (iv) the difference, if any, between the amount specified in subsection (iii) above and the principal amount scheduled to be outstanding on that Payment Date according to the Expected Sinking Fund Schedule;

                 (v) the amount, if any, on deposit in the Capital Subaccount as of such Payment Date, after giving effect to payments to be made on such Payment Date and the Required Capital Amount;

                 (vi) the amount, if any, on deposit in the Excess Funds Subaccount as of such Payment Date, after giving effect to payments to be made on such Payment Date;

                 (vii) the amount paid or to be paid to the Trustee since the preceding Payment Date, after giving effect to the payments to be made on such Payment Date;

                 (viii) the amount paid or to be paid to the Servicer since the preceding Payment Date, after giving effect to the payments to be made on such Payment Date; and

                 (ix) any other transfers and payments made pursuant to this Indenture, after giving effect to the payments to be made on such Payment Date;

            The Trustee's responsibility for disbursing the information described in this clause (b) to Bondholders is limited to the availability, timeliness and accuracy of the information provided by the Servicer pursuant to
Section 3.01 of the Servicing Agreement.

            (c) The Issuer shall send a copy of each of the Certificate of Compliance delivered to it pursuant to Section 3.04 of the Servicing Agreement with respect to the Series A Storm-Recovery Property and the Annual Accountant's Report delivered to it pursuant to Section 3.05 of the Servicing Agreement with respect to the Series A Storm-Recovery Property to the Trustee, the Rating Agencies and the Commission. A copy of such certificate and report may be obtained by any Bondholder by a request in writing to the Trustee.

            Section 6.07 Compensation and Indemnity. (a) The Issuer shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, officers, directors, employees, counsel, accountants and experts. The Issuer shall indemnify and hold harmless the Trustee and its agents, officers, directors, employees, counsel, accountants and experts from and against any and all costs, damages, expenses, losses, liabilities or other amounts whatsoever (including counsel fees) incurred by the Trustee in connection with the administration of this trust, the enforcement of this trust and all of the Trustee's rights, powers and duties under this Indenture and the performance by the Trustee of the duties and obligations of the Trustee pursuant to this Indenture. The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend the claim and the Trustee may have separate counsel. The Issuer shall pay the fees and expenses of such counsel for the Trustee.

            (b) The Issuer need not reimburse any expense, disbursement, advance or indemnify against any loss, liability or expense incurred by the Trustee (i) through the Trustee's own willful misconduct, negligence or bad faith or (ii) to the extent the Trustee was reimbursed for or indemnified against any such loss, liability or expense by the Seller pursuant to the Sale Agreement or by the Servicer pursuant to the Servicing Agreement.

            (c) When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(e) or 5.01(f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law. The obligations of the Issuer under this Section
6.07 shall survive the termination of this Indenture and the earlier resignation or removal of the Trustee.

            Section 6.08 Replacement of Trustee and Securities Intermediary.
(a) No resignation of removal of the Trustee shall become effective until the acceptance of appointment by the successor Trustee pursuant to this Section. The Trustee may resign at any time upon 30 days' prior written notice by so notifying the Issuer. The Issuer may remove the Trustee with or without cause at any time, with prior notice to the Rating Agencies, upon 30 days' prior written notice, and shall remove the Trustee if:

                 (i) the Trustee fails to comply with Section 6.11;

                 (ii) the Trustee is adjudged bankrupt or insolvent;

                 (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                 (iv) the Trustee otherwise becomes incapable of acting.

Any removal or resignation of the Trustee shall also constitute a removal or resignation of the Securities Intermediary.

            (b) If a vacancy exists in the office of Trustee, the Issuer shall promptly appoint a successor Trustee and Securities Intermediary.

            (c) In addition, the Holders of a majority in Outstanding Amount of the Bonds may remove the Trustee by so notifying the Issuer and the Trustee and such Holders may appoint a successor Trustee and Securities Intermediary.

            (d) A successor Trustee shall deliver a written acceptance of its appointment as the Trustee and as the Securities Intermediary to the Retiring Trustee and to the Issuer. Thereupon the resignation or removal of the Retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee and Securities Intermediary, as applicable, under this Indenture. No resignation or removal of the Trustee shall become effective until the acceptance of the appointment by a successor Trustee. The successor Trustee shall mail a notice of its succession to Bondholders. The Retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

            (e) If a successor Trustee does not take office within 60 days after the Retiring Trustee resigns or is removed, the Retiring Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Bonds may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) If the Trustee fails to comply with Section 6.11, any Bondholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (g) Notwithstanding the replacement of the Trustee pursuant to this
Section 6.08, the Issuer's obligations under Section 6.07 shall continue for the benefit of the Retiring Trustee.

            Section 6.09 Successor Trustee by Merger. (a) If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association shall, without any further act, be the successor Trustee; provided, however, that such corporation or banking association must be otherwise qualified and eligible under Section 6.11. Notice of any such event shall be promptly given to each Rating Agency by the successor Trustee.

            (b) In case at the time such successor or successors by merger, conversion, consolidation or transfer shall succeed to the trusts created by this Indenture any of the Bonds shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any Retiring Trustee, and deliver such Bonds so authenticated; and in case at that time any of the Bonds shall not have been authenticated, any successor to the Trustee may authenticate such Bonds either in the name of any Retiring Trustee hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force and effect granted by the Bonds or by this Indenture and this force and effect shall be equal to any certificate issued by the Trustee.

            Section 6.10 Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Persons, in such capacity and for the benefit of the Bondholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Bondholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08. Notice of any such appointment shall be promptly given to each Rating Agency and to the Commission by the Trustee.

            (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                 (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                 (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                 (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 6.11 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a) and Section 26(a)(1) of the Investment Company Act. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long-term debt rating of "BBB-" or better by Standard & Poor's, "Baa3" or better by Moody's and "BBB-" or better by Fitch. The Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); and there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA
Section 310(b)(1) are met.

            Section 6.12 Preferential Collection of Claims Against Issuer. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

            Section 6.13 Representations and Warranties of the Trustee. The Trustee hereby represents and warrants that:

            (a) the Trustee is a banking corporation validly existing in good standing under the laws of the State of New York;

            (b) the Trustee has full power, authority and legal right to execute, deliver and perform this Indenture and the Basic Documents to which the Trustee is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and such Basic Documents; and

            (c) the Indenture is an enforceable obligation of the Trustee.

            Section 6.14 Rights of the Fiduciaries. The Fiduciaries shall be afforded under each Supplemental Indenture the same rights, protections, immunities and indemnities afforded each of them under the original Indenture as if specifically set forth therein.

            Section 6.15 Custody of Collateral. (a) The Trustee shall hold such of the Collateral (and any other collateral that may be granted to the Trustee) as consists of instruments, deposit accounts, negotiable documents, goods, letters of credit, and advices of credit in the State of New York.

            (b) The Trustee shall hold such of the Collateral as constitute investment property through the Securities Intermediary (which, as of the date hereof, is The Bank of New York). Such investment property shall be delivered as follows (terms used in the following provisions that are not otherwise defined are used as defined in Article 8 of the NY UCC):

                 (i) in the case of each certificated security (other than a clearing corporation security (as defined below)), by:

                        (A) the delivery of such certificated security to the
            Securities Intermediary registered in the name of the Securities Intermediary or its affiliated nominee or endorsed to the Securities Intermediary or in blank,

                        (B) the Securities Intermediary continuously indicating
            by book-entry that such certificated security is credited to the Collection Account, and

                        (C) the Securities Intermediary maintaining continuous
            possession of such certificated security in the State of New York;

                 (ii) in the case of each uncertificated security (other than a clearing corporation security), by causing:

                        (A) such uncertificated security to be continuously
            registered on the books of the issuer thereof to the Securities Intermediary, and

                        (B) the Securities Intermediary continuously indicating
            by book-entry that such uncertificated security is credited to the Collection Account;

                 (iii) in the case of each security in the custody of or maintained on the books of a clearing corporation or its nominee (a "clearing corporation security"), by causing:

                        (A) the relevant clearing corporation to credit such
            clearing corporation security to the securities account of the Securities Intermediary, and

                        (B) the Securities Intermediary continuously indicating
            by book-entry that such clearing corporation security is credited to the Collection Account;

                 (iv) in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof and that is maintained in book-entry records of the Federal Reserve Bank of New York ("FRBNY") (each such security, a "government security"), by causing:

                        (A) the creation of a security entitlement to such
            government security by the credit of such government security to the securities account of the Securities Intermediary at the FRBNY, and

                        (B) the Securities Intermediary continuously indicating
            by book-entry that such government security is credited to the Collection Account;

                 (v) in the case of each security entitlement not governed by clauses (i) through (iv) above, by:

                        (A) causing a securities intermediary (x) to indicate
            by book-entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the NY UCC) has been credited to be the Securities Intermediary's securities account, (y) to receive a financial asset from the Securities Intermediary or acquiring the underlying financial asset for the Securities Intermediary, and in either case, accepting it for credit to the Securities Intermediary's securities account or
            (z) to be become obligated under other law, regulation or rule to credit the underlying financial asset to the Security Intermediary's securities account;

                        (B) the making by such securities intermediary of
            entries on its books and records continuously identifying such security entitlement as belonging to the Securities Intermediary and continuously indicating by book-entry that such securities entitlement is credited to the Securities Intermediary's securities account; and

                        (C) the Securities Intermediary continuously indicating
            by book-entry that such security entitlement (or all rights and property of the Securities Intermediary representing such securities entitlement) is credited to the Collection Account; and

                 (vi) in the case of cash or money, by:

                        (A) the delivery of such cash or money to the
            Securtities Intermediary;

                        (B) the Securities Intermediary treating such cash or
            money as a financial asset maintained by such Securities Intermediary for credit to the Collection Account in accordance with the provisions of Article 8 of the NY UCC; and

                        (C) causing the Securities Intermediary to continuously
            indicate by book-entry that such cash or money is credited to the Collection Account.

            (c) The Securities Intermediary hereby cofirms the following with respect to the Collection Account: (i) the Collection Account shall be a "securities account" within the meaning of Section 8-501 of the NY UCC to which financial assets are or may be credited, (ii) the Securities Intermediary shall act in the capacity of a "securities intermediary" within the meaning of
Section 8-102(a)(14) of the NY UCC with respect to the Collection Account,
(iii) the Securities Intermediary shall treat the Trustee as the sole "entitlement holder" within the meaning of Section 8-102(a)(7) of the Collection Account and the sole Person entitled to exercise the rights that comprise any financial asset credited to the Collection Account, (iv) the Securities Intermediary will not agree with any Person other than the Trustee to comply with entitlement orders originated by such other Person, and (v) all securities, securities entitlements, financial assets and other investment property shall be credited by the Securities Intermediary to the Collection Account as provided herein.

            (d) The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security or cash) credited to the Collection Account shall be treated as a "financial asset" within the meaning of Article 8-102(a)(9) of the UCC.

            (e) Notwithstanding anything to the contrary and for the avoidance of doubt, if at any time the Securities Intermediary shall receive any notifications or entitlement orders from the Trustee directing it to transfer or redeem any financial asset or other property relating to the Collection Account, the Securities Intermediary shall comply with such notification or other entitlement order without further consent by the Issuer or any other Person.

            (f) The Securities Intermediary's jurisdiction (as defined in
Section 8-110 of the NY UCC) shall be the State of New York.

            (g) The Securities Account and the property credited thereto shall not be subject to any Lien, right of set-off in favor of the Securities Intermediary or anyone claiming through it (other than the Trustee).

            (h) Except as permitted by this Section 6.15, or elsewhere in this Indenture, the Trustee shall not hold the Collateral through an agent or a nominee.

                                  ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

            Section 7.01 Issuer to Furnish Trustee Names and Addresses of Bondholders. Should the Trustee not be the Registrar or, if the Bonds are issued as Definitive Bonds, the Issuer shall cause to be furnished to the Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the most recent Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Bonds as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished.

            Section 7.02 Preservation of Information; Communications to Bondholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Bonds received by the Trustee in its capacity as Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

            (b) Bondholders may communicate with other Bondholders pursuant to
Section 312(b) of the TIA, with respect to their rights under this Indenture or under the Bonds.

            (c) The Issuer, the Trustee and the Registrar shall have the protection of Section 312(c) of the TIA.

            Section 7.03  Reports by Issuer.  (a) The Issuer shall:

                 (i) file with the Trustee
      and the Commission within 15 days after the Issuer is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act; and these filings shall be deemed to have occurred with respect to all documents that are available to the public on the EDGAR filing system;

                 (ii) file with the Trustee, the Commission and the SEC in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and these filings shall be deemed to have occurred with respect to all documents that are available to the public on the EDGAR filing system; and

                 (iii) supply to the Trustee and the Commission (and the Trustee shall transmit by mail to all Bondholders described in TIA
      Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the SEC.

            (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

            Section 7.04 Reports by Trustee. (a) If required by TIA Section 313(a), within 60 days after the end of each fiscal year of the Issuer, commencing not more than 12 months after the issuance of the Bonds, the Trustee shall mail to each Holder of Bonds as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b).

            (b) A copy of each report at the time of its mailing to Bondholders shall be filed or furnished by the Trustee with the SEC and each stock exchange, if any, on which the Bonds are listed (to the extent required by the rules of the SEC or such exchange). The Issuer shall notify the Trustee if and when the Bonds are listed on any stock exchange.

            Section 7.05 Provision of Servicer Reports. Upon the written request of any Bondholder to the Trustee addressed to the Corporate Trust Office, the Trustee shall provide such Bondholder with a copy of any Basic Document, any report or certificate provided by the Servicer referred to in
Section 3.01 of the Servicing Agreement, a copy of the Certificate of Compliance referred to in Section 3.04 of the Servicing Agreement, a copy of the Annual Accountant's Report referred to in Section 3.05 of the Servicing Agreement or a copy of any report or certificate provided by the Servicer under any Basic Document.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

            Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

            Section 8.02 Collection Account. (a) (i) On or prior to the Closing Date for a Series of Bonds issued hereunder, the Issuer shall open, at the Trustee's Corporate Trust Office, or at another Eligible Institution, one or more segregated trust accounts in the Trustee's name for the benefit of the Holders (collectively, the "Collection Account"). The Collection Account shall initially be divided into Subaccounts, which need not be separate bank accounts: a general subaccount (the "General Subaccount"), a capital subaccount (a "Capital Subaccount"); and a reserve subaccount (the "Excess Funds Subaccount"). Prior to depositing funds or U.S. Government Obligations in the Collection Account pursuant to Section 4.01 or 4.02, the Issuer shall establish a defeasance subaccount (the "Defeasance Subaccount") for which funds shall be deposited, as a subaccount of the Collection Account. All amounts in the Collection Account not allocated to any other Subaccount shall be allocated to the General Subaccount. Prior to the Initial Payment Date, all amounts in the Collection Account (other than funds deposited into the Capital Subaccount, up to the Required Capital Amount) shall be allocated to the General Subaccount. All references to the Collection Account shall be deemed to include reference to all Subaccounts contained therein. Withdrawals from and deposits to each of the foregoing Subaccounts of the Collection Account shall be made as set forth in Sections 4.01, 4.02, 4.03, 4.04 and 8.02. Only the Trustee shall have access to the Collection Account for the purpose of making deposits in and withdrawals from the Collection Account in accordance with this Indenture. Funds in the Collection Account shall not be commingled by the Issuer or the Trustee with any other money. All money deposited from time to time in the Collection Account, all deposits therein pursuant to this Indenture, and all investments made in Eligible Investments with such money, including all income or other gain from such investments, shall be held by the Trustee in the Collection Account as part of the Collateral.

            (b) All or a portion of the funds in the Collection Account shall be invested in Eligible Investments and reinvested by the Trustee upon Issuer Order; except that each Defeasance Subaccount shall be invested only in U.S. Government Obligations deposited by the Issuer with the Trustee pursuant to
Section 4.01 or 4.02. All income or other gain from investment of money in the Collection Account shall be deposited by the Trustee in the Collection Account, and any loss resulting from such investments shall be charged to the Collection Account, except that any such gain or loss from investments of money in the Capital

Subaccount shall be deposited to or credited to the Capital Subaccount. The Issuer shall not direct the Trustee to make any investment of any funds or to sell any investment held in the Collection Account unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person; and in connection with any direction to the Trustee to make any such investment or sale, if requested by the Trustee, the Issuer shall deliver to the Trustee an Opinion of Counsel, acceptable to the Trustee, to such effect. Subject to Section 6.01(c), the Trustee shall not in any way be held liable for the selection of Eligible Investments or for investment losses incurred thereon except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as Trustee, in accordance with their terms. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction pursuant to an Issuer Order.

            (c) Any Series A Storm-Recovery Charges remitted by the Servicer to the Trustee pursuant to the Servicing Agreement, any Indemnity Amounts remitted to the Trustee by the Seller or the Servicer or otherwise received by the Trustee or the Issuer with respect to that Series of Bonds and any other proceeds of Collateral received by the Servicer, the Issuer or the Trustee with respect to that Series of Bonds, shall be deposited in the General Subaccount.

            (d) On each Payment Date, by 12:00 noon (New York City time), or if such day is not a Business Day, on the following Business Day, the Trustee shall, at the direction of the Servicer as set forth in an Officer's Certificate, apply all amounts on deposit in the General Subaccount of the Collection Account and any investment earnings on the Subaccounts in the Collection Account in the following priority:

                 (i) to the Trustee all amounts due and owing the Trustee
      (or the Allocable Share of such Operating Expenses, if Additional Bonds are Outstanding) as of such Payment Date including Indemnity Amounts provided that payment of Indemnity Amounts will be limited to $10,000,000 in the aggregate unless the Issuer has satisfied the Rating Agency Condition;

                 (ii) to the Servicer, the Servicing Fee for such Payment
      Date and all unpaid Servicing Fees from prior Payment Dates payable with respect to such Series;

                 (iii) to the Administrator, the administration fee payable under Section 2 of the Administration Agreement (or the Allocable Share of such fees, if Additional Bonds are Outstanding) and to the Independent Managers, their fees (or the Allocable Share of such fees, if Additional Bonds are Outstanding), together with any unpaid fees for any prior period;

                 (iv) so long as no Event of Default has occurred and is continuing or would be caused by such payment, all Operating Expenses (including the Allocable Share of all Operating Expenses not directly attributable to the Bonds or the trusts administered hereunder) other than distributions in accordance with clauses (d)(i),
      (ii) and (iii) above shall be paid to the Persons entitled thereto;

                 (v) an amount equal to the Interest then due and owing on such Payment Date, including past due interest, and if the amount is insufficient to make the payment due, then such amount shall be allocated Pro Rata;

                 (vi) payment of the principal due and payable on each Tranche of the Bonds as a result of the Final Maturity Date or any acceleration under Section 5.02 and, after payment of such amounts, payment of the principal due and payable on each Tranche of Bonds according to the Expected Sinking Fund Schedule, and if the amount is insufficient to make the payment due, then such amount shall be allocated Pro Rata;

                 (vii) all remaining unpaid Operating Expenses (or the Allocable Share of such Operating Expenses if Additional Bonds are Outstanding) and Indemnity Amounts shall be paid to the Persons entitled thereto;

                 (viii) any amount necessary to replenish any shortfalls in the Capital Subaccount below the Required Capital Amount shall be allocated to the Capital Subaccount;

                 (ix) provided that no Event of Default has occurred and is continuing, all interest earnings on amounts in the Capital Subaccount shall be paid to the Issuer free from the Lien of this Indenture; and

                 (x) the balance, if any, shall be allocated to the Excess Funds Subaccount.

            (e) "Pro Rata" means with respect to the Bonds or any Tranche of Bonds, the ratio (i) in the case of clause (d)(v) above, the numerator of which is the aggregate amount of Interest payable with respect to the Bonds or such Tranche on such Payment Date and the denominator of which is the sum of the aggregate amounts of Interest payable with respect to the Bonds or such Tranche; and (ii) in the case of other clauses in clause (d) above, the numerator of which is the aggregate amount of Principal scheduled to be paid or payable on such Payment Date with respect to all Bonds or any Tranche of Bonds on such Payment Date and the denominator of which is the sum of the aggregate amounts of Principal scheduled to be paid or payable with respect to all Outstanding Tranches on such Payment Date.

            (f) If, on any Payment Date, funds on deposit in the General Subaccount are insufficient to make the payments and allocations contemplated by subclauses (d)(i) through (viii) above for the Bonds, the Trustee shall, at the direction of the Servicer, draw from amounts on deposit in the following Subaccounts in the following order up to the amount of such shortfall, in order to make such payments and allocations:

                 (i) from the Excess Funds Subaccount, Pro Rata, for payments and allocations contemplated by subclauses (d)(i) through
      (viii);

                 (ii) from the Capital Subaccount, Pro Rata, for payments and allocations contemplated by subclauses (d)(i) through (vii).

            (g) In the event that the Trustee requests payment of an Indemnity Amount pursuant to clause (d)(i) above which requires the satisfaction of the Rating Agency Condition, the Issuer shall, or shall cause the Servicer, to make application to the rating agencies to satisfy such condition as quickly as practicable.

            Section 8.03 Release of Collateral. (a) All money and other property withdrawn from the Collection Account by the Trustee for payment to the Issuer as provided in this Indenture in accordance with Section 8.02 shall be deemed released from this Indenture when so withdrawn and applied in accordance with the provisions of Article VIII, without further notice to, or release or consent by, the Trustee.

            (b) Other than as provided for in clause (a) above, the Trustee shall release property from the Lien of this Indenture only as and to the extent permitted by the Basic Documents and only upon receipt of an Issuer Request accompanied by an Issuer Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01, or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificate.

            (c) Subject to the payment of its fees and expenses pursuant to
Section 6.07, the Trustee may, and when required by this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any money.

            (d) Subject to Section 8.03(b), the Trustee shall, at such time as there are no Bonds Outstanding and all sums due the Trustee pursuant to Section
6.07 have been paid, release any remaining portion of the Collateral that secured the Bonds from the Lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds or investments then on deposit in or credited to the Collection Account.

            Section 8.04 Opinion of Counsel. The Trustee shall receive at least five days written notice when requested by the Issuer to take any action pursuant to Section 8.03, accompanied by copies of any instruments involved, and the Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Bonds or the rights of the Bondholders in contravention of this Indenture; which Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

            Section 8.05 Reports by Independent Accountants. The Issuer shall appoint a firm of Independent certified public accountants of recognized national reputation for purposes of preparing and delivering the reports or certificates of such accountants required by this Indenture. Upon any resignation by such firm, the Issuer shall promptly appoint a successor thereto that shall also be a firm of Independent certified public accountants of recognized national reputation. If the Issuer shall fail to appoint a successor to a firm of Independent certified public accountants that has resigned within 15 days after such resignation, the Trustee shall promptly notify the Issuer of such failure in writing. If the Issuer shall not have appointed a successor within 10 days thereafter, the Trustee shall promptly appoint a successor firm of Independent certified public accountants of recognized national reputation. The fees of each firm of Independent certified public accountants shall be payable by the Issuer.

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

            Section 9.01 Supplemental Indentures Without Consent of Bondholders. (a) Without the consent of the Holders but with prior notice to the Rating Agencies, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                 (i) to correct or amplify the description of the Collateral, or better to assure, convey and confirm unto the Trustee the Collateral, or to subject to the Lien of this Indenture additional property;

                 (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any applicable successor of the covenants of the Issuer herein and in the Bonds;

                 (iii) to add to the covenants of the Issuer, for the benefit of the Bondholders, or to surrender any right or power herein conferred upon the Issuer;

                 (iv) to convey, transfer, assign, mortgage or pledge any property to the Trustee for the benefit of the Bondholders and the Trustee;

                 (v) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any offering document used in connection with the initial offer and sale of Bonds or to make any other provisions with respect to matters or questions arising under this Indenture which will not be inconsistent with other provisions of this Indenture; so long as (i) such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Bondholder and (ii) the Rating Agency Condition has been satisfied;

                 (vi) to provide for the acceptance of the appointment by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Article VI;

                 (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to provide for Definitive Bonds or to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

                 (viii) to authorize the appointment of any Fiduciary for any Tranche of Bonds required or advisable in connection with the listing of any Tranche on any stock exchange, and otherwise to amend this Indenture to incorporate any changes requested or required by any governmental authority, stock exchange authority or Fiduciary for any Tranche in connection with that listing;

provided, however, that no such Supplemental Indenture (i) may materially adversely affect the interest of any Bondholder and (ii) will be permitted unless an Opinion of Counsel is delivered to the Trustee to the effect that such Supplemental Indenture will not cause the Issuer to be characterized for federal income tax purposes as an association or publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Bonds Outstanding or any Bondholder. A Supplemental Indenture shall be deemed not to materially adversely affect the interests of any Bondholder if (i) the Person requesting such Supplemental Indenture obtains and delivers to the Trustee an Opinion of Counsel to that effect or (ii) the Rating Agency Condition is satisfied.

            (b) The Trustee is hereby authorized to join in the execution of any such Supplemental Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

            Section 9.02 Supplemental Indentures With Consent of Bondholders.
(a) The Issuer and the Trustee, when authorized by an Issuer Order, also may, upon satisfaction of the Rating Agency Condition (in each case, accompanied by the form of the proposed Supplemental Indenture) and with the consent of the Holders of not less than a majority of the Outstanding Amount of each Tranche to be affected, by Act of such Holders delivered to the Issuer and the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders under this Indenture; but no such Supplemental Indenture shall, without the consent of the Holder of each Outstanding Bond of each Tranche affected thereby:

                 (i) change the date of payment of any installment of Principal of or Interest on any Bond, or reduce the principal amount thereof, the Interest Rate thereon, change the calculation or timing of payments, change the provisions of this Indenture and any related applicable Supplemental Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of Principal or Interest, or change the currency in which, any Bond or the Interest thereon is payable;

                 (ii) impair the right to institute suit for the enforcement of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Bonds on or after the respective due dates thereof;

                 (iii) reduce the percentage of the Outstanding Amount of the Bonds or of a Tranche thereof, the consent of the Holders of which is required for any such Supplemental Indenture, or the consent of the Holders of which is required for any waiver of compliance with this Indenture or defaults hereunder and their consequences provided for in this Indenture or modify or alter the proviso to the definition of "Outstanding";

                 (iv) reduce the portion of the Outstanding Amount required to direct the Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.04 or to preserve the Collateral pursuant to Section 5.05.

                 (v) reduce the percentage of the Outstanding Amount of a Tranche of Bonds, the consent of the Holders of which is required for any amendments to the Sale Agreement, the Administration Agreement or the Servicing Agreement;

                 (vi) modify any of the provisions of this Indenture in such manner so as to affect the amount of any payment of Interest or Principal payable on any Bond on any Payment Date or change the Expected Sinking Fund Schedule or Final Maturity Date of any Tranche;

                 (vii) decrease the Required Capital Amount with respect to the Bonds;

                 (viii) decrease the portion of the aggregate principal amount of Bonds required to amend the Sections of this Indenture which specify the applicable portion thereof necessary to amend this Indenture or any other Basic Document; or

                 (ix) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Collateral or, except as otherwise contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive any Holder of the security provided by the Lien of this Indenture.

            (b) It shall not be necessary for any Act of Bondholders under this
Section 9.02 to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            (c) Promptly after the execution by the Issuer and the Trustee of any Supplemental Indenture pursuant to this Section 9.02, the Trustee shall mail to the Holders to which such Supplemental Indenture relates a notice setting forth in general terms the substance of such Supplemental Indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

            Section 9.03 Commission Condition. Notwithstanding anything to the contrary in this Section 9.01 or 9.02, no indenture or indentures supplemental to this Indenture, nor any waiver required by Section 5.12 hereof, shall be effective except upon satisfaction of the conditions precedent in this Section 9.03.

            (a) At least 15 days prior to the effectiveness of any such Supplemental Indenture or other action and after obtaining the other necessary approvals set forth in Section 9.02 (except that the consent of the Trustee may be subject to the consent of Bondholders if such consent is required or sought by the Trustee in connection with such Supplemental Indenture) or prior to the effectiveness of any waiver of a default approved by the Holders of a majority of the Outstanding Amount of Bonds as provided in Section 5.12, the Servicer shall have delivered to the Commission's executive director and general counsel written notification of any proposed amendment, which notification shall contain:

                 (i) a reference to Docket No. 060038-EI;

                 (ii) an Officer's Certificate stating that the proposed Supplemental Indenture has been approved by all parties to this Indenture or alternatively, the waiver of default has been approved by the Holders of a majority of the Outstanding Amount of Bonds; and

                 (iii) a statement identifying the person to whom the Commission is to address any response to the proposed Supplemental Indenture or to request additional time.

            (b) If the Commission or an authorized representative of the Commission, within 15 days (subject to extension as provided in Section 9.03(c)) of receiving a notification complying with Section 9.03(a), shall have delivered to the office of the person specified in Section 9.03(a)(iii) a written statement that the Commission might object to the proposed Supplemental Indenture, or to the waiver of default, then, subject to clause (d) below, such proposed amendment or modification, or the waiver of default, shall not be effective unless and until the Commission subsequently delivers a written statement that it does not object to such proposed Supplemental Indenture.

            (c) If the Commission or an authorized representative of the Commission, within 15 days of receiving a notification complying with Section 9.03(a), shall have delivered to the office of the person specified in Section 9.03(a)(iii) a written statement requesting an additional amount of time not to exceed thirty days (or, in the case of a waiver of default, 15 days) in which to consider such proposed Supplemental Indenture, then such proposed Supplemental Indenture shall not be effective if, within such extended period, the Commission shall have delivered to the office of the person specified in clause (d) below a written statement as described in subparagraph (iii), unless and until the Commission subsequently delivers a written statement that it does not object to such proposed Supplemental Indenture.

            (d) If (A) the Commission or an authorized representative of the Commission, shall not have delivered written notice that the Commission might object to such proposed Supplemental Indenture, or the waiver of default, within the time periods described in subparagraphs (iii) or (iii), whichever is applicable, or (B) the Commission or authorized representative of the Commission, has delivered such written notice but does not within 60 days of the delivery of the notification in (a) above, provide subsequent written notice confirming that it does in fact object and the reasons therefore or advise that it has initiated a proceeding to determine what action it might take with respect to the matter, then the Commission shall be conclusively deemed not to have any objection to the proposed amendment or modification or waiver of default, as the case may be, and such amendment or modification or waiver of default, as the case may be, may subsequently become effective upon satisfaction of the other conditions specified in Section 9.01 or 9.02.

            (e) Following the delivery of a statement from the Commission or an authorized representative of the Commission to the Servicer under subparagraph
(iii), the Servicer and the Issuer shall have the right at any time to withdraw from the Commission further consideration of any proposed Supplemental Indenture, modification or waiver of default.

            (f) For the purpose of this Section 9.03, an "authorized representative of the Commission" means any person authorized to act on behalf of the Commission, as evidenced by an Opinion of Counsel (which may be the general counsel) to the Commission.

            Section 9.04 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any Supplemental Indenture or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such Supplemental Indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

            Section 9.05 Effect of Supplemental Indenture. Upon the execution of any Supplemental Indenture pursuant hereto, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms of any such Supplemental Indenture shall be and be deemed to be part of this Indenture for all purposes.

            Section 9.06 Conformity with Trust Indenture Act. Every amendment of this Indenture and every Supplemental Indenture executed pursuant to this
Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

            Section 9.07 Reference in Bonds to Supplemental Indentures. Bonds authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture. If the Issuer or the Trustee shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such Supplemental Indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Bonds.

                                   ARTICLE X

                              REDEMPTION OF BONDS

            Section 10.01 Optional Redemption by Issuer. The Issuer may not optionally redeem the Bonds of any Tranche.

                                   ARTICLE XI

                                 MISCELLANEOUS

            Section 11.01 Compliance Certificates and Opinions. (a) Upon any application or request by the Issuer to the Trustee to take any action under this Indenture, the Issuer shall furnish to the Trustee (i) an Issuer Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.01, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by this Indenture, no additional certificate or opinion need be furnished.

            (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                 (i) statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                 (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

            Section 11.02 Form of Documents Delivered to Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Seller or a Manager or Managers of the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            (c) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

            Section 11.03 Acts of Bondholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 11.03.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

            (c) The ownership of Bonds shall be proved by the Bond Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

            Section 11.04 Notices, etc., to Trustee, Issuer, Rating Agencies.
(a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

        (i)     the Trustee by any Bondholder or by the Issuer, or

       (ii)     the Issuer by the Trustee or by any Bondholder, or

      (iii)     the Commission by the Seller, the Issuer or the Trustee

shall be sufficient if in English and in writing, and sent by United States first-class mail, reputable overnight courier service, facsimile transmission or electronic mail (confirmed by telephone, United States first-class mail or reputable overnight courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such request, demand, authorization, direction, notice, consent, waiver or Act shall be effective when delivered or transmitted, or if mailed, five days after deposit in the United States first-class mail with proper postage for first-class mail prepaid, in the case of the Trustee, addressed to the Trustee at its Corporate Trust Office, in the case of the Commission, addressed to the Florida Public Services Commission at 2450 Shumard Oak Blvd., Tallahassee, Florida, 32399-0850, Attention: Executive Director and General Counsel and in the case of the Issuer, addressed to: FPL Recovery Funding LLC, 700 Universe Blvd., June Beach, Florida 33408, Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Bondholders to the Trustee.

            (b) Notices required to be given to the Rating Agencies by the Issuer, the Trustee or a Manager shall be in writing, delivered personally, via facsimile transmission, by reputable overnight courier or by first-class mail, postage prepaid, to: (i) in the case of Moody's: Moody's Investors Service, Inc., Attention: ABS Monitoring Department, 99 Church Street, New York, New York 10007; (ii) in the case of Standard & Poor's: Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., 55 Water Street, New York, NY 10041, Attention: Asset Backed Surveillance Department and (iii) in the case of Fitch: Fitch, Inc., 1 State Street Plaza, New York, New York 10004,
Attention: ABS Surveillance.

            Section 11.05 Notices to Bondholders; Waiver. (a) Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and delivered by first-class mail, postage prepaid, to each Bondholder affected by such event, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

            (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to deliver notice in accordance with clause (a) of this Section
11.05 to the Holders when such notice is required to be given pursuant to this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

            Section 11.06 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Bonds or under this

Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee or the Managers in their respective individual capacities, (ii) any owner of a membership interest in the Issuer (including FPL) or (iii) any shareholder, partner, owner, beneficiary, agent, officer, or employee of the Issuer, the Trustee, the Managers or any owner of a membership interest in the Issuer (including FPL) in its respective individual capacity, or of any successor or assign of any of them in their respective individual or corporate capacities, except as any such Person may have expressly agreed in writing (it being understood that none of the Trustee, the Managers or FPL has any such obligations in their respective individual or corporate capacities).

            Section 11.07 Alternative Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Bonds to the contrary, the Issuer may enter into any agreement with any Holder of a Bond providing for a method of payment, or notice by the Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

            Section 11.08 Conflict with Trust Indenture Act. (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

            (b) The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

            Section 11.09 No Petition. The Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond and each beneficial owner of any Bond, by accepting an interest in the Bonds, hereby covenants and agrees (or shall be deemed to have covenanted and agreed) that prior to the date which is one (1) year and one (1) day after the payment in full of the Tranche A-[4] [Last Tranche] Senior Secured Bonds it shall not institute against the Issuer, or join in the institution against the Issuer of, or acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining an involuntary case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer or ordering the winding up or liquidation of the affairs of the Issuer.

            Section 11.10 Successors and Assigns. (a) All covenants and agreements in this Indenture and the Bonds by the Issuer shall bind its successors and permitted assigns, whether so expressed or not.

            (b) All agreements of the Trustee in this Indenture shall bind its successors.

            (c) The Trustee shall provide prior notice to the Rating Agencies of any assignment of the obligations under this Indenture.

            Section 11.11 Severability. In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 11.12 Benefits of Indenture. Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 11.13 Governing Law. THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED THAT THE LAWS OF THE STATE OF FLORIDA SHALL GOVERN THE CREATION, ATTACHMENT, PERFECTION AND ENFORCEMENT OF THE SECURITY INTEREST HEREUNDER IN THE STORM-RECOVERY PROPERTY UNDER THE STATUTE.

            Section 11.14 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no Interest shall accrue for the period from and after any such nominal date.

            Section 11.15 Additional Information. The Trustee shall provide to each Rating Agency any relevant information that such Rating Agency may reasonably request from time to time that the Trustee possesses or can acquire through commercially reasonable efforts and without unreasonable expense.

            Section 11.16 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument

            Section 11.17 No Recourse to Issuer. Notwithstanding any provision of this Indenture, Holders shall have no recourse against the Issuer, but shall look only to the Collateral with respect to any amounts due to the Holders hereunder and under the Bonds. Nothing contained in this Section shall be construed to limit the obligations for which the Seller has expressly committed itself under the terms of the Sale Agreement or for which the Servicer has expressly committed itself under the terms of the Servicing Agreement.

            IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed and delivered by a Manager and an officer, respectively, thereof, each thereunto duly authorized, all as of the day and year first above written.

                                   FPL RECOVERY FUNDING LLC,
                                      as Issuer, and as agent of FPL for
                                      purposes of the Alternative Grant



                                   By: ____________________________________
                                       Name:
                                       Title:  Manager


                                   THE BANK OF NEW YORK,
                                      as Trustee and as Securities Intermediary




                                   By: ____________________________________
                                       Name:
                                       Title:  Manager

                                                                      EXHIBIT A


                                  FORM OF BOND


      UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED                                                             $________
No. R-1                                                                CUSIP NO.
                      SEE REVERSE FOR CERTAIN DEFINITIONS


      THE PRINCIPAL OF THIS TRANCHE A-[ ] SENIOR SECURED BOND WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-[ ] SENIOR SECURED BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE HOLDER OF THIS TRANCHE A-[ ] SENIOR SECURED BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE COLLATERAL, AS DESCRIBED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-[ ] SENIOR SECURED BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(B) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS TRANCHE A-[ ] SENIOR SECURED BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE SERIES A TRANCHE A-[ ] SENIOR SECURED BONDS [LAST TRANCHE], IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON

BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW, OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

      NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF FLORIDA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS SENIOR SECURED BOND.

                            FPL RECOVERY FUNDING LLC

               SENIOR SECURED BONDS, SERIES A, TRANCHE A-[   ].

                          Initial          Scheduled Final
   Interest Rate      Principal Amount       Payment Date    Final Maturity Date
   -------------      ----------------     ---------------   -------------------


      FPL Recovery Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the registered Holder hereof, or registered assigns, the initial principal amount shown above in semiannual installments on the Payment Dates (as defined below) and in the amounts determined as specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on [ ], 200_ and ending on or before the Final Maturity Date, to pay the entire unpaid principal hereof on the Final Maturity Date and to pay interest, at the Interest Rate shown above at a fixed rate, on each February 1 and August 1, and if any such day is not a Business Day, the next succeeding Business Day, commencing on [ ], 200_ and continuing until the earlier of the payment of the principal hereof and the Final Maturity Date (each a "Payment Date"), on the principal amount of this Tranche A-[ ] Senior Secured Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date, on the basis of the number of days (determined on the basis of a 360-day year of twelve 30-day months) from and including the Series Issuance Date, to but excluding the Initial Payment Date, divided by 360, multiplied by [ ]%, multiplied by the initial principal amount of the Tranche A-[ ] Senior Secured Bonds, and (ii) for each succeeding Payment Date, the number of days (determined on the basis of a 360-day year of twelve 30-day months) from and including the preceding Payment Date to, but excluding, the current Payment Date, divided by 360, multiplied by [ ]%, multiplied by the Outstanding Amount of the Tranche A-[ ] Senior Secured Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the Holders of the Tranche A-[ ] Senior Secured Bonds on such preceding Payment Date. Such principal of and interest on this Tranche A-[ ] Senior Secured Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Tranche A-[ ] Senior Secured Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Tranche A-[ ] Senior Secured Bond shall be applied first to interest due and payable on this Tranche A-[ ] Senior Secured Bond as provided above and then to the unpaid principal of this Tranche A-[ ] Senior Secured Bond, all in the manner set forth in Section 8.02 of the Indenture.

      Reference is made to the further provisions of this Tranche A-[ ] Senior Secured Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-[ ] Senior Secured Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Tranche A-[ ] Senior Secured Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

      Dated: _________, 2007

                                    FPL RECOVERY FUNDING LLC



                                    By: ________________________________
                                        Name:
                                        Title: Manager

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      Dated: _________, 2007

      This is one of the Tranche A-[ ] Senior Secured Bonds of the Series A Senior Secured Bonds, designated above and referred to in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK,
                                       as Trustee,



                                    By: ___________________________________
                                        Name:
                                        Title:

                         REVERSE OF SENIOR SECURED BOND

      This Tranche A-[ ] Senior Secured Bond is one of a duly authorized issue of Senior Secured Bonds of the Issuer, designated as its Senior Secured Bonds, Series A (herein called the "Senior Secured Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Tranches. The Series A Senior Secured Bonds consist of four Tranches, including the Series A Senior Secured Bonds, Tranche A-[ ] (herein called the "Tranche A-[ ] Senior Secured Bonds"). The Tranche A-[ ] Senior Secured Bonds have been issued under an indenture dated as of [ ], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Senior Secured Bonds and the terms and conditions under which additional Senior Secured Bonds may be issued. All terms used in this Tranche A-[ ] Senior Secured Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Tranche A-[ ] Senior Secured Bonds and the other Tranches of Series A Senior Secured Bonds will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

      The principal of this Tranche A-[ ] Senior Secured Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance of the Tranche A-[ ] Senior Secured Bonds on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Sinking Fund Schedule which is attached to the Indenture as Schedule A, unless payable earlier because an Event of Default has occurred and is continuing and the Trustee or the Holders of Senior Secured Bonds representing a majority of the Outstanding Amount of the Senior Secured Bonds of all Series have declared the Senior Secured Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-[ ] Senior Secured Bond shall be due and payable on the earlier of the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Senior Secured Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Senior Secured Bonds of all Series representing a majority of the Outstanding Amount of the Senior Secured Bonds have declared the Senior Secured Bonds to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All principal payments on the Tranche A-[ ] Senior Secured Bonds shall be made pro rata to the Tranche A-[ ] Senior Secured Bondholders entitled thereto based on the respective principal amounts of the Tranche A-[ ] Senior Secured Bonds held by them.

      Payments of interest on this Tranche A-[ ] Senior Secured Bond due and payable on each Payment Date, together with the installment of principal payable on this Tranche A-[ ] Senior Secured Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-[ ] Senior Secured Bond (or one or more predecessors of such Senior Secured Bond) in the Senior Secured Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture, except that with respect to Tranche A-[ ] Senior Secured Bonds registered on the Record Date in the name of a Clearing Agency (initially such nominee to be Cede & Co.) or its nominee, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final installment of principal payable with respect to this Tranche A-[ ] Senior Secured Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Senior Secured Bond Register as of the applicable Record Date without requiring that this Tranche A-[ ] Senior Secured Bond be submitted for notation of payment. Any reduction in the principal amount of this Tranche A-[ ] Senior Secured Bond (or any one or more predecessors to such Senior Secured
Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-[ ] Senior Secured Bond and of any Tranche A-[ ] Senior Secured Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal and interest and interest amount of this Tranche A-[ ] Senior Secured Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof at the close business on the Record Date immediately preceding such Payment Date by notice mailed no later than ten days prior to such final Payment Date and shall specify that such final installment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Tranche A-[ ] Senior Secured Bond and shall specify the place where this Tranche A-[ ] Senior Secured Bond may be presented and surrendered for payment of such installment.

      The Issuer shall pay interest on overdue installments of interest and principal on this Tranche A-[ ] Senior Secured Bond, to the extent payment at such rate of Interest shall be legally enforceable, at the Interest Rate of these Tranche A-[ ] Senior Secured Bonds.

      This Tranche A-[ ] Senior Secured Bond is a storm-recovery bond as such term is defined in the Statute. Principal and interest due and payable on this Senior Secured Bond are payable from and secured primarily by storm-recovery property authorized by a financing order issued by the Florida Public Service Commission pursuant to the Statute. Storm-recovery property includes the irrevocable right to impose and collect certain non-bypassable charges (defined in the Statute as "storm-recovery charges") to be paid by all customers receiving transmission or distribution services from Florida Power & Light Company, a Florida utility, or its successors or assignees under Florida Public Service Commission-approved rate schedules or under special contracts.

      The Statute provides that:

            The [State of Florida] pledges to and agrees with bondholders, the owners of the storm-recovery property, and other financing parties that the State will not:

            1. Alter the provisions of [the Statute], which make the storm-recovery charges imposed by a financing order irrevocable, binding and nonbypassable charges;

            2. Take or permit any action that impairs or would impair the value of the storm-recovery property; or

            3. Except as allowed under [the Statute], reduce, alter or impair storm-recovery charges that are to be imposed, collected, and remitted for the benefit of the bondholders and other financing parties until any and all principal, interest, premium, financing costs and other fees, expenses or charges incurred, and any contracts to be performed, in connection with the related bonds have been paid and performed in full.

            Nothing in this [State Pledge] shall preclude limitation or alteration if full compensation is made by law for the full protection of the storm-recovery charges collected pursuant to a financing order and of the holders of bonds and any assignee or financing party entering into a contract with the electric utility.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-[ ] Senior Secured Bond may be registered in the Senior Secured Bond Register upon surrender of this Tranche A-[ ] Senior Secured Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Tranche A-[ ] Senior Secured Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-[ ] Senior Secured Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Each Senior Secured Bondholder, by acceptance of a Senior Secured Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Senior Secured Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Managers in their respective individual capacities, (ii) any owner of a membership interest in the Issuer (including FPL) or (iii) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Trustee, the Managers or any owner of a membership interest in the Issuer (including FPL) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing (it being understood that none of the Trustee, the Managers or FPL has any such obligations in their respective individual or corporate capacities).

      Prior to the due presentment for registration of transfer of this Tranche A-[ ] Senior Secured Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Tranche A-[ ] Senior Secured Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Tranche A-[ ] Senior Secured Bond and for all other purposes whatsoever, whether or not this Tranche A-[ ] Senior Secured Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Senior Secured Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Senior Secured Bonds representing a majority of the Outstanding Amount of all Senior Secured Bonds at the time Outstanding of each Tranche to be affected and upon satisfaction of the Rating Agency Condition and Commission Condition. The Indenture also contains provisions permitting the Holders of Senior Secured Bonds representing specified percentages of the Outstanding Amount of the Senior Secured Bonds of all Tranches, on behalf of the Holders of all the Senior Secured Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with the satisfaction of the Commission Condition. Any such consent or waiver by the Holder of this Tranche A-[ ] Senior Secured Bond (or any one of more predecessors of such Senior Secured Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-[ ] Senior Secured Bond and of any Tranche A-[ ] Senior Secured Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-[ ] Senior Secured Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Senior Secured Bonds issued thereunder, but with the satisfaction of the Commission Condition.

      The term "Issuer" as used in this Tranche A-[ ] Senior Secured Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Senior Secured Bonds under the Indenture.

      The Tranche A-[ ] Senior Secured Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Tranche A-[ ] Senior Secured Bond and the Indenture shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, provided that the laws of the State of Florida shall govern the creation, attachment, perfection and enforcement of the security interest hereunder in the Storm-Recovery Property under the statute.

      No reference herein to the Indenture and no provision of this Tranche A-[ ] Senior Secured Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-[ ] Senior Secured Bond at the times and rate and in the currency herein prescribed.

      The Holder of this Tranche A-[ ] Senior Secured Bond by the acceptance hereof agrees that, notwithstanding any provision of the Indenture to the contrary, the Holder shall have no recourse against the Issuer, but shall look only to the Collateral, with respect to any amounts due to the Holder under this Tranche A-[ ] Senior Secured Bond.

      The Issuer and the Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-[ ] Senior Secured Bond, by acquiring any Tranche A-[ ] Senior Secured Bond or interest therein, (i) express their intention that, solely for the purpose of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-[ ] Senior Secured Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Collateral and (ii) solely for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-[ ] Senior Secured Bonds are outstanding, agree to treat the Tranche A-[ ] Senior Secured Bonds as indebtedness of the sole owner of the Issuer secured by the Collateral unless otherwise required by appropriate taxing authorities.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
______________



      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___

                         (name and address of assignee)

the within Tranche A-[ ] Senior Secured Bond and all rights thereunder, and hereby irrevocably constitutes and appoints

                        (name and address of appointee)

attorney, to transfer said Tranche A-[ ] Senior Secured Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________


                         _____________________________*
                             Signature Guaranteed:


                         _____________________________*

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Tranche A-[ ] Senior Secured Bond in every particular, without alteration, enlargement or any change whatsoever.

                                                                      EXHIBIT B


                       SERVICING CRITERIA TO BE ADDRESSED
                     BY TRUSTEE IN ASSESSMENT OF COMPLIANCE

---------------------------------------------------------------------------------------------------
                                                                                  Applicable
    Reg AB                                                                         Trustee
  Reference                      Servicing Criteria                             Responsibility
---------------------------------------------------------------------------------------------------
                 General Servicing Considerations
---------------------------------------------------------------------------------------------------
                 Policies and procedures are instituted to monitor any
                 performance or other triggers and events of default in
1122(d)(1)(i)    accordance with the transaction agreements.
---------------------------------------------------------------------------------------------------
                 If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)   activities.
---------------------------------------------------------------------------------------------------
                 Any requirements in the transaction agreements to
                 maintain a back-up servicer for the pool assets are
1122(d)(1)(iii)  maintained.
---------------------------------------------------------------------------------------------------
                 A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)   agreements.
---------------------------------------------------------------------------------------------------
                 Cash Collection and Administration
---------------------------------------------------------------------------------------------------
                 Payments on pool assets are deposited into the                         X
                 appropriate custodial bank accounts and related bank
                 clearing accounts no more than two (2) business days
                 following receipt, or such other number of days
1122(d)(2)(i)    specified in the transaction agreements.
---------------------------------------------------------------------------------------------------
                 Disbursements made via wire transfer on behalf of an                   X
                 obligor or to an investor are made only by authorized
1122(d)(2)(ii)   personnel.
---------------------------------------------------------------------------------------------------
                 Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified
1122(d)(2)(iii)  in the transaction agreements.
---------------------------------------------------------------------------------------------------
                 The related accounts for the transaction, such as                      X
                 cash reserve accounts or accounts established as a
                 form of overcollateralization, are separately
                 maintained (e.g., with respect to commingling of
1122(d)(2)(iv)   cash) as set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------
                 Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                 agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)    Exchange Act.
---------------------------------------------------------------------------------------------------
                 Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)   access.
---------------------------------------------------------------------------------------------------
                 Reconciliations are prepared on a monthly basis for all
                 asset-backed securities related bank accounts, including
                 custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within thirty (30) calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                 explanations for reconciling items. These reconciling items are resolved within ninety (90) calendar days of their original identification, or such other number of days specified in the
1122(d)(2)(vii)  transaction agreements.
---------------------------------------------------------------------------------------------------
                 Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------
1122(d)(3)(i)    Reports to investors, including those to be filed with the SEC, are maintained in accordance with the transaction agreements and applicable SEC requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                 calculated in accordance with the terms specified in the
                 transaction agreements; (C) are filed with the SEC as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
---------------------------------------------------------------------------------------------------
                 Amounts due to investors are allocated and remitted                    X
                 in accordance with timeframes, distribution priority
                 and other terms set forth in the transaction
1122(d)(3)(ii)   agreements.
---------------------------------------------------------------------------------------------------
                 Disbursements made to an investor are posted within two (2)            X
                 business days to the servicer's investor records, or such other number of days specified in
1122(d)(3)(iii)  the transaction agreements.
---------------------------------------------------------------------------------------------------


                                      B-1



---------------------------------------------------------------------------------------------------
                                                                                  Applicable
    Reg AB                                                                         Trustee
  Reference                      Servicing Criteria                             Responsibility
---------------------------------------------------------------------------------------------------
                 Amounts remitted to investors per the investor                         X
                 reports agree with cancelled checks, or other form of
1122(d)(3)(iv)   payment, or custodial bank statements.
---------------------------------------------------------------------------------------------------
                 Pool Asset Administration
---------------------------------------------------------------------------------------------------
1122(d)(4)(i)    Collateral or security on pool assets is maintained                    X*
                 as required by the transaction agreements or related
                 pool asset documents.
---------------------------------------------------------------------------------------------------
                 Pool assets and related documents are safeguarded as
1122(d)(4)(ii)   required by the transaction agreements.
---------------------------------------------------------------------------------------------------
                 Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)  requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------
                 Payments on pool assets, including any payoffs, made in
                 accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two (2)
                 business days after receipt, or such other number of days
                 specified in the transaction agreements, and allocated to
                 principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)   accordance with the related pool asset documents.
---------------------------------------------------------------------------------------------------
                 The servicer's records regarding the pool assets agree with the
1122(d)(4)(v)    servicer's records with respect to an obligor's unpaid principal balance.
---------------------------------------------------------------------------------------------------
                 Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made,
                 reviewed and approved by authorized personnel in accordance with
1122(d)(4)(vi)   the transaction agreements and related pool asset documents.
---------------------------------------------------------------------------------------------------
                 Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)  requirements established by the transaction agreements.
---------------------------------------------------------------------------------------------------
                 Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                 transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                 transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where
1122(d)(4)(viii) delinquency is deemed temporary (e.g., illness or unemployment).
---------------------------------------------------------------------------------------------------
                 Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)   documents.
---------------------------------------------------------------------------------------------------
                 Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                 interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;
                 and (C) such funds are returned to the obligor within thirty
                 (30) calendar days of full repayment of the related pool assets,
1122(d)(4)(x)    or such other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------
                 Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or
                 expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least thirty (30) calendar days prior to these dates, or such other number of days specified
1122(d)(4)(xi)   in the transaction agreements.
---------------------------------------------------------------------------------------------------
                 Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due
1122(d)(4)(xii)  to the obligor's error or omission.
---------------------------------------------------------------------------------------------------
                 Disbursements made on behalf of an obligor are posted within two
                 (2) business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii) agreements.
---------------------------------------------------------------------------------------------------
                 Delinquencies, charge-offs and uncollectible accounts
                 are recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)  agreements.
---------------------------------------------------------------------------------------------------
                 Any external enhancement or other support, identified in Item
                 1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)   maintained as set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------

*  Solely with respect to its custodial functions relating to the Collection
   Account.

                                                                     Schedule A


                         EXPECTED SINKING FUND SCHEDULE


                                [To be provided]

                                                                     APPENDIX A


                               MASTER DEFINITIONS


                    [See Servicing Agreement, Exhibit 99.1]




                                 Appendix A-1